UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

WILSON BANK HOLDING COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 21, 2025

Dear Shareholder,

Wilson Bank & Trust is proud to share that 2024 was a record-breaking year, marked by significant milestones and strong growth. Surpassing $5 billion in total assets and achieving record income are testaments to the dedication of our team, the loyalty of our customers, and the strength of the communities we serve.

Delivering solid returns and adding value in the marketplace has always been our focus. We remained well-positioned to support the economic momentum in our markets by providing quality lending opportunities for local businesses and financing real estate investments. This growth was made possible by the strength of our deposit base, reinforcing our ability to serve customers in both prosperous and challenging times. Our mission remains clear: to grow and support our customers while excelling at what we do best- relationship banking.

I am pleased to share the 2024 annual report, which highlights our strong financial performance and long-term stability. Inside, you’ll find a financial update along with inspiring stories that showcase the meaningful impact our employees and customers are making both within the bank and in the communities we call home.

In addition to our annual report, a proxy statement and shareholder voting sheet for our annual meeting are enclosed. For your convenience, voting can be done in advance of the meeting by returning your completed voting sheet by mail or voting online. Instructions for casting your vote online are included with this letter. If you need assistance, please contact us at (615) 443-5900.

Our 2025 annual meeting will take place Thursday, April 24, 2025 at 5 p.m. at the Clemons-Richerson Operations Center, located at 105 North Castle Heights Avenue, Lebanon, TN 37087. We are excited to have the opportunity to meet with you again this year. As always, we encourage you to vote your shares ahead of time.

Thank you for your continued trust and investment in Wilson Bank Holding Company.

Sincerely,

WILSON BANK HOLDING COMPANY

John C. McDearman, III	Jimmy Comer
President/CEO	Chairman

WILSON BANK HOLDING COMPANY

LEBANON, TENNESSEE

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Wilson Bank Holding Company:

The Annual Meeting of Shareholders (the “Annual Meeting”) of Wilson Bank Holding Company (the “Company”) will be held on Thursday, April 24, 2025 at 5:00 p.m. (CDT) at the Clemons-Richerson Operations Center of the Company, located at 105 North Castle Heights Avenue, Lebanon, TN 37087, for the following purposes:

(1)
To elect three (3) Class III directors to hold office for a term of three (3) years, and in each case until their successors are duly elected and qualified;
(2)
To ratify the appointment of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
(3)
To approve the Company's 2025 Equity Incentive Plan: and
(4)
To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Only shareholders of record at the close of business on March 3, 2025 are entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Annual Meeting.

By Order of the Board of Directors,

Kayla N. Hawkins, Secretary

March 21, 2025

YOUR REPRESENTATION AT THE ANNUAL MEETING IS IMPORTANT. TO ENSURE YOUR REPRESENTATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE AND SUBMIT YOUR PROXY. YOU MAY VOTE BY EITHER (I) COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR (II) IF YOU HAVE ACCESS TO THE COMPANY'S SHAREHOLDER PORTAL, BY VOTING VIA THE PORTAL. SHOULD YOU SUBSEQUENTLY DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AS PROVIDED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT IS VOTED.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to be Held on April 24, 2025

Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to these proxy statement materials (which includes this Proxy Statement, a proxy card and our 2024 Annual Report) both by sending you this full set of proxy statement materials, including a proxy card, and by notifying you of the availability of such materials on the Internet.

This Proxy Statement, the Company’s 2024 Annual Report and a proxy card are available at: www.wilsonbank.com.

The Annual Meeting of Shareholders (the "Annual Meeting") will be held on April 24, 2025 at 5:00 p.m. (CDT) at the Company’s Clemons-Richerson Operations Center, 105 North Castle Heights Avenue, Lebanon, TN 37087. In order to obtain directions to attend the Annual Meeting, please call 615-444-2265.

The proposals to be voted upon at the Annual Meeting (each, a “Proposal”), all of which are more completely set forth in this Proxy Statement, are as follows:

(1)
To elect three (3) Class III directors to hold office for a term of three (3) years, and in each case until their successors are duly elected and qualified;

(2)
To ratify the appointment of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

(3)
To approve the Company's 2025 Equity Incentive Plan: and

(4)
To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Our Board of Directors recommends that you vote FOR the approval of Proposal #1, Proposal #2, Proposal #3 and Proposal #4.

WILSON BANK HOLDING COMPANY

LEBANON, TENNESSEE

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of Wilson Bank Holding Company (the “Company”) of proxies for the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on Thursday, April 24, 2025, at the Clemons-Richerson Operations Center, 105 North Castle Heights Avenue, Lebanon, Tennessee 37087, at 5:00. p.m. (CDT). This proxy material was first mailed to shareholders on or about March 21, 2025.

If you vote and submit and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you submit your executed proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted in accordance with the Board's recommendations as follows:

•
“For” the election of the director nominees set out below;
•
“For” the ratification of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and
•
“For” the approval of the Company's 2025 Equity Incentive Plan, a copy of which is attached to this Proxy Statement as Appendix A.

A proxy may be revoked by a shareholder at any time prior to its use by filing with the Secretary of the Company a written revocation or a duly executed proxy card bearing a later date, by attending the Annual Meeting and voting during the Annual Meeting or, if you have access to the Company's online shareholder portal, by submitting a new proxy via the shareholder portal (only your last proxy submitted prior to the Annual Meeting will count). If you hold shares of the Company’s Common Stock (the “Common Stock”) in “street name” and you wish to cast your vote or change your vote at the Annual Meeting, please bring a copy of your brokerage statement reflecting your share ownership as of the Record Date. You must also obtain a “legal proxy” from your broker, bank, or other nominee for you to vote at the Annual Meeting (instead of your broker, bank, or nominee voting). If any nominee for election to the Board named in this Proxy Statement becomes unavailable to serve for any reason, submitted proxies may be voted "For" a substitute nominee selected by the Board or a vacancy will occur on the Board of Directors, which, pursuant to the Company's charter, may be filled only by the Board, or the Board may reduce the size of the Board to eliminate the vacancy.

Only holders of record of Common Stock at the close of business on March 3, 2025 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 11,992,818 shares of Common Stock issued and outstanding, the holders of which are entitled to one (1) vote for each share held on each of the matters to be voted upon at the Annual Meeting. The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the Annual Meeting. The director nominees shall be elected by a plurality of the votes cast in the election by the holders of Common Stock represented and entitled to vote at the Annual Meeting. The approval of (i) the ratification of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, (ii) the Company's 2025 Equity Incentive Plan and (iii) any other matters submitted to the shareholders at the Annual Meeting but not proposed in this Proxy Statement will be approved if the number of shares of Common Stock voted in favor of the proposal exceeds the number of shares of Common Stock voted against it. The Board of Directors of the Company does not know of any other matters which will be presented for action at the Annual Meeting other than those proposed in this Proxy Statement, but the persons named in the proxy (who are officers or directors of the Company) intend to vote or act with respect to any other proposal which may be properly presented for action according to their best judgment. You are requested to vote and submit your proxy promptly, even if you plan to attend the Annual Meeting in person. You may vote by completing, dating, signing and returning the enclosed proxy card or, if you have access to the Company's shareholder portal, by voting on the Internet via the portal. If you hold your shares through a broker, bank, or other nominee and wish to vote at the

Annual Meeting, you must obtain a “legal proxy” from your broker, bank, or other nominee for you to vote at the Annual Meeting (instead of your broker, bank or nominee voting).

Abstentions and “non-votes” are accounted as “present” in determining whether a quorum is present. A “non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner votes on one (1) proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Pursuant to the rules of the New York Stock Exchange (the “NYSE”), if you hold your shares in “street name” through a bank, broker or other nominee and your broker does not receive voting instructions from you, your broker will not be able to vote your shares in the election of directors, resulting in a broker non-vote on these proposals. So long as a quorum is present, a “non-vote” or abstention will have no effect on the approval of the nominees to the Company’s board of directors, the approval of the Company's 2025 Equity Incentive Plan, the approval of ratification of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2025, or an approval of any other proposal that properly comes before the Annual Meeting. Approval of the ratification of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm is a routine matter on which banks, brokers or other nominees may vote without specific instructions from shareholders. Approval of the (i) nominees to the Company’s Board of Directors and (ii) the Company’s 2025 Equity Incentive Plan are both deemed non-routine matters on which banks, brokers or other nominees may not vote without specific instructions from shareholders.

The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling, and mailing this Proxy Statement. Such solicitation will be made by mail, and may also be made by the Company’s directors, officers or employees personally or by telephone or other form of electronic communication, in each case without additional consideration. The Company may reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy materials to beneficial owners.

Wilson Bank and Trust (the “Bank”) is located in Lebanon, Tennessee and is a wholly-owned subsidiary of the Company. The Bank is the only direct subsidiary of the Company. The Bank owns 51% of the outstanding equity interests in Encompass Home Loan Lending, LLC (“Encompass”), a mortgage loan originating joint venture the Bank has entered into with two residential home building companies.

STOCK OWNERSHIP

There are no persons who are the beneficial owners of more than 5% of the Common Stock, the Company's only class of voting securities.

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of March 3, 2025 (unless otherwise noted), for:

•
each of our directors and nominees;

•
each of our executive officers named in the Summary Compensation Table in this Proxy Statement (the “Named Executive Officers”); and

•
all of our directors and executive officers as a group.

The percentages of shares outstanding provided in the table below are based on 11,992,818 shares of Common Stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person named in the table below has sole voting and investment power, or shares voting and investment power with his or her spouse, children or other dependents, with respect to all shares of stock listed as owned by that person. The number of shares shown does not include the interest of certain persons in shares held by family members in their own right. Shares issuable upon exercise of options that are exercisable within sixty (60) days of the Record Date are considered outstanding for the purpose of calculating the percentage of outstanding shares of Common Stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares held by any other individual.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class (%)
Directors:

Jack W. Bell	182,480	(4)	1.52%
Randall Clemons	169,192	(5)	1.41%
James F. Comer	30,649	(6)	0.26%
William P. Jordan	57,085	(7)	0.48%
John C. McDearman III (3)	21,248	(8)	0.18%
Michael G. Maynard	20,300	(9)	0.17%
James Anthony Patton	76,922	(10)	0.64%
Lisa Pominski (3)	21,316	(11)	0.18%
H. Elmer Richerson	81,306	(12)	0.68%
Clinton M. Swain	14,423	(13)	0.12%

Named Executive Officers:
John Foster	14,821	(14)	0.12%
Clark Oakley	8,430	(15)	0.07%
Taylor Walker	7,139	(16)	0.06%
Kayla Hawkins	4,373	(17)	0.04%

Executive Officers and Directors as a group (14 persons)	709,684		5.92%

(1)
The address for each of the directors and executive officers set forth in the table above is 623 West Main Street, Lebanon, Tennessee 37087.
(2)
Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.
(3)
Mr. McDearman is also a Named Executive Officer. Lisa Pominski who is a Named Executive Officer for purposes of this Proxy Statement because she served as the Company’s Chief Financial Officer from January 1, 2024 until February 29, 2024, retired from the Company on March 31, 2024 and her service as a director of the Company commenced March 1, 2024.
(4)
Includes 61,371 shares held by the Jack and Rick Bell Family Trust for which Mr. Bell serves as trustee, 96,170 shares that are pledged, 268 shares held by Mr. Bell’s wife and 7,059 shares issuable upon exercise of options granted under the Company's Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”).
(5)
Includes 4,964 shares held by Mr. Clemons’ wife, 75,130 shares held by the Clemons Community Property Trust for which Mr. Clemons serves as trustee, 57,208 shares held by the Clemons Family Limited Partnership of which Mr. Clemons is a partner, and 16,095 shares held jointly with or on behalf of Mr. Clemons' children and/or other dependents and 900 shares issuable upon exercise of options granted under the 2016 Plan.
(6)
Includes 3,991 shares held jointly with or on behalf of Mr. Comer’s children and/or other dependents, 10,214 shares that are pledged and 3,000 shares issuable upon exercise of options granted under the 2016 Plan.
(7)
Includes 13,305 shares held by the Jordan Family Trust and 43,780 shares held by the WM Jordan Community Property Trust, for which trusts Mr. Jordan serves as trustee.
(8)
Includes 327 shares held by or on behalf of Mr. McDearman’s children and/or dependents, 2,667 shares that are pledged, and 1,500 shares issuable upon exercise of options granted under the 2016 Plan.
(9)
Includes 2,175 shares held by Mr. Maynard’s wife.
(10)
Includes 322 shares held by Mr. Patton’s wife, 3,000 shares that are pledged and 12,000 shares issuable upon exercise of options granted under the 2016 Plan.
(11)
Includes 4,757 shares held by Ms. Pominski’s husband, 1,262 shares held jointly with or on behalf of Ms. Pominski’s children and/or other dependents, 600 shares issuable upon exercise of options granted under the 2016 Plan and 8,230 shares that are pledged.
(12)
Includes 1,351 shares held by Mr. Richerson’s wife, 70,000 shares held by the Richerson Community Property Trust for which Mr. Richerson serves as trustee, and 2,102 held jointly with or on behalf of Mr. Richerson’s grandchildren.
(13)
Includes 4,000 shares issuable upon exercise of options granted under the 2016 plan.
(14)
Includes 1,192 shares held jointly with or on behalf of Mr. Foster’s children and 3,483 shares issuable upon exercise of options granted under the 2016 Plan.
(15)
Includes 410 shares held by or on behalf of Mr. Oakley’s children and/or other dependents, 1,053 shares that are pledged, and 4,504 shares issuable upon exercise of options granted under the 2016 Plan.
(16)
Includes 4,600 shares issuable upon exercise of options granted under the 2016 Plan.
(17)
Includes 266 shares held by Ms. Hawkins’s husband, 1,314 shares that are pledged and 100 shares issuable upon exercise of options granted under the 2016 Plan.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of ten (10) members. The Company’s bylaws provide for a minimum of five (5) and maximum of fifteen (15) directors, the exact number to be set by the Company’s Board of Directors. The Company’s charter provides that the Board of Directors shall be divided into three (3) classes, each class to be as nearly equal in number as possible. The terms of the three (3) Class III directors expire at the Annual Meeting. These directors are James F. Comer, Michael G. Maynard, and Clinton M. Swain. The nomination of James F. Comer, Michael G. Maynard, and Clinton M. Swain has been approved by the Company's Board of Directors in advance of the Annual Meeting.

Unless contrary instructions are received, the enclosed proxy, to the extent returned executed and unspecified, will be voted in favor of the election as directors of the nominees listed below. Each nominee has consented to be a candidate and to serve, if elected. Messrs. Comer, Maynard, and Swain are currently serving as a director of the Company. While the Company’s Board of

Directors has no reason to believe that any nominee will be unable to accept nomination or election as a director, if such event should occur, proxies will be voted with discretionary authority for a substitute or substitutes who will be designated by the Company’s current Board of Directors or either a vacancy will occur, which, pursuant to the Company's charter, may only be filled by the Board, or the Board will vote to reduce the size of the Board to eliminate the vacancy.

Information Concerning Nominees and Continuing Directors

Class III Directors (Nominees for Election to the Board: Term to Expire at the 2028 Annual Meeting of Shareholders, if Elected)
Name(1)	Age	Director Since	Current Position; Prior Business Experience
James F. Comer (2)	66	1996

Director; Chairman of the Company's Board of Directors (Since May 2024); Owner/President – Comerica Enterprises, Inc., a real estate investment company (since 2006); Vice President – Lending and Account Executive of Farm Credit Services of America (1980-1995)

Michael G. Maynard	65	2019	Director; Previous Owner and Chief Manager – FourStar Paving, an asphalt and paving contractor (2003-2023)

Clinton M. Swain	45	2019	Director; Co-owner of Fakes & Hooker Inc., a building and materials retail company (since 2008)

Class II Directors (Continuing Directors until the 2027 Annual Meeting of Shareholders)
Name(1)	Age	Director Since	Current Position; Prior Business Experience
Jack W. Bell (3)	66	1987	Director; Owner – Jack W. Bell Builders, Inc., a residential and commercial construction company (since 1994); Vice President of Operations – Lebanon Aluminum Products, Inc. (until 1995)

H. Elmer Richerson	72	1998

Director; Executive Vice President of the Company until his retirement (1992-2017); President of the Bank until his retirement (2002-2017); Executive Vice President of the Bank (1994-2002); Vice President of the Bank (1989-1994)

John C. McDearman III	55	2018

Director; Chairman of the Bank’s Board of Directors (since January 1, 2020); President and Chief Executive Officer of the Company (since January 1, 2020); Chief Executive Officer of the Bank (since January 1, 2020); President of the Bank (2018-2019); Executive Vice President of the Bank (2009-2017); Senior Vice President of the Bank (2002-2009); Vice President of the Bank (2001-2002)

Class I Directors (Continuing Directors until the 2026 Annual Meeting of Shareholders)
Name(1)	Age	Director Since	Current Position; Prior Business Experience
J. Randall Clemons	72	1987

Director; Chairman of the Company’s Board of Directors (May 2023-May 2024); President and Chief Executive Officer of the Company until his retirement (1992-2019); Chief Executive Officer of the Bank until his retirement (1987-2019); Chairman of the Bank’s Board of Directors (1987-2019)

William P. Jordan(4)	61	2014	Director; Real Estate investor and farming operation partner

James Anthony Patton	64	1987

Director; Owner-C & T Farms, a registered cattle company (since 2009); Salesman – Mid Tenn Technologies, an industrial chemical company (2003-2019); Salesman and Director of Business Development - Remar Inc., a supply chain management business (2011-2019)

Lisa Pominski	60	2024

Director; Executive Vice President of the Company and the Bank until her retirement (2017- March 2024); Chief Financial Officer of the Company and the Bank (1997-March 2024); several other positions with the Bank including Asst. Cashier, Asst. Vice President and Senior Vice President since the Bank’s formation in May of 1987

(1)
All directors serve on the Boards of Directors of the Company and the Bank.
(2)
Mr. Comer serves on the Advisory Board of the Smith County branches of the Bank.
(3)
Mr. Bell serves on the Advisory Board of the DeKalb County branches of the Bank.
(4)
Mr. Jordan serves on the Advisory Board of the Rutherford County branches of the Bank.

Director Qualifications

The information describing the current position and prior business experience of each of the nominees and continuing directors above and below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five (5) years and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director for the Company.

Mr. Comer has extensive agricultural expertise having been involved in agricultural-related professions for over 20 years. He also has extensive experience in making loans and other extensions of credit to agricultural borrowers in the Company’s market areas. We determined that Mr. Comer's experience making loans and other extensions of credit to agricultural borrowers qualifies him to serve as a director on the Board of Directors.

Mr. Maynard has extensive business experience in the transportation and paving industry. His experience and knowledge of businesses in the Company’s market area allows him to offer business insight to the Board of Directors on a wide range of matters impacting the Company’s operations.

Mr. Swain has extensive experience as a salesman and business owner. His years of experience in the building industry including management, human resources, sales, marketing and advertising allows him to provide the Board of Directors with knowledge in these areas.

Mr. Bell has extensive real estate construction and development experience as the owner of a building enterprise that engages in residential and commercial construction in the Company’s market areas. We determined that Mr. Bell’s experience in the real estate construction and development industry qualifies him to serve as a director on the Board of Directors.

Mr. Jordan has extensive experience in the real estate industry as a real estate investor in Middle Tennessee. He is also involved in a number of community and public service activities in the Company’s market areas. We determined that Mr. Jordan’s experience in the real estate industry qualifies him to serve as a director on the Board of Directors.

Mr. Richerson has extensive experience as a banker in the Company’s market area and is a community leader that is actively involved in a number of community activities. His extensive knowledge of the Bank’s history allows him to provide the Board of Directors with company-specific experience and expertise.

Mr. Clemons has extensive experience as a banker in the Company’s market area and is a community leader that is actively involved in a number of community activities. His extensive knowledge of the Bank’s history allows him to provide the Board of Directors with company-specific experience and expertise.

Mr. Patton’s previous experience in sales and contract negotiation in the medical industry gives him knowledge of board functions and financials that allows him to offer insight to the Board of Directors on a wide range of matters impacting the Company’s operations.

Ms. Pominski has extensive experience as a banking financial officer in the Company’s market area. Her extensive knowledge of the Bank’s history, particularly from a financial and accounting perspective, allows her to provide the Board of Directors with company-specific experience and expertise.

Mr. McDearman has extensive experience as a banker in the Company’s market area and is a community leader that is actively involved in a number of community activities. He is able to provide insight to the Board of Directors on the factors that impact the Company and the communities the Company serves, and his day-to-day management of the Bank allows him to provide the Board of Directors with company-specific experience and expertise.

Director Independence

The Board of Directors has determined that each of the following directors is an “independent director” within the meaning of the listing standards of the NYSE:

J. Randall Clemons;	James F. Comer;
William P. Jordan;	Michael G. Maynard;
James Anthony Patton;	H. Elmer Richerson; and
Clinton M. Swain

Description of the Board and Committees of the Board

The Company does not have an executive committee or nominating committee. The Board of Directors of the Company also serves as the Board of Directors of the Bank. The Company does not have an executive compensation committee. Rather the Board of Directors of the Company and the Board of Directors of the Bank, based upon recommendations by the Personnel Committee of the Board of Directors of the Bank, establish general compensation policies and programs for the Company and the Bank and determine annually the compensation to be paid to Company and Bank employees, including their respective executive officers. Likewise, the Board of Directors does not believe is necessary to have a nominating committee because the Boards of Directors of the Company and the Bank work together to develop general criteria concerning the qualifications, recommendations and selection of directors and officers of the Company and the Bank, including considering recommendations made for such positions by shareholders of the Company. All of the Company’s directors participate in the consideration of director nominees. Messrs. McDearman and Bell and Ms. Pominski would not be considered “independent” within the meaning of the NYSE listing standards for executive compensation and nominating committees, which, in the case of Mr. Bell is due to the amounts paid to his construction company by the Company for certain bank building projects, whereas Mr. McDearman is a current employee of the Company and Ms. Pominski retired as an employee of the Company on March 31, 2024. See “Certain Relationships and Related Transactions” elsewhere in this Proxy Statement for more information on the payments to Mr. Bell’s construction company.

Each potential director nominee is evaluated on the same basis regardless of whether he or she is recommended by management, a director or a shareholder. The Board of Directors has not adopted a policy with respect to minimum qualifications for directors, nor has the Board of Directors adopted a formal diversity policy for nominees. Rather, the Board of Directors annually reviews and determines the specific qualifications and skills that one or more directors must possess in the context of the then current needs of the Board of Directors with respect to experience, expertise and age. In making recommendations for nominees to the Board of Directors, the Board of Directors seeks to include directors who, when taken together with the other nominees and continuing directors, will create a Board of Directors that offers a diversity of education, professional experience, background, age, perspective, viewpoints and skill. Each of the nominees for director to be elected at the Annual Meeting was nominated and recommended by the Board of Directors.

The Company has not received director nominee recommendations from any shareholders for the terms of any directors whose terms would commence following the Annual Meeting and expire in 2028. The Board of Directors will consider nominees recommended by shareholders in the same fashion as nominees recommended by directors or management, provided that such recommendations are submitted to the Board of Directors in writing, describe the reasons why the shareholder finds the recommended person to be a qualified candidate and comply with the requirements of the Company’s bylaws.

The Board of Directors of the Company has two standing committees, the Audit Committee and the Risk Oversight Committee. The Board of Directors of the Bank has six standing committees consisting of Audit, Risk, Executive, Personnel, Finance, and Technology Steering Committee. The Chairman of the Board of Directors of the Company, Mr. James F. Comer is a member of all committees of the Boards of Directors of the Company and of the Bank. The Chairman of the Board of Directors of the Bank, Mr. McDearman, is also a member of all of the committees with the exception that Mr. McDearman is not a member of the Personnel Committee or the Audit Committee. The members of each committee are generally appointed in May of each year and serve until the following May. Therefore, the committee members identified below may not have been on each identified committee for the entire 2024 fiscal year. Unless otherwise provided below, the members identified below are the current members of the applicable committees.

Audit Committee of the Company. The Company has a separately-designated standing audit committee, composed of Messrs. Comer, Richerson, Swain, Clemons and Jordan, with Mr. Richerson serving as the committee’s chairman. The Audit Committee reviews annual and interim reports of the independent auditors and provides advice and assistance regarding the accounting, auditing and financial reporting practices of the Company and the Bank. The Audit Committee operates pursuant to the terms of a charter which was adopted by the Board of Directors in December 2004 and amended and restated in February 2020 and again in August 2024 (the “Audit Committee Charter”). A copy of the Audit Committee Charter is available on the Company’s website. All of the Audit Committee’s members are independent under the current listing standards of the NYSE. The Board of Directors has determined that each of Elmer Richerson and Randall Clemons is an “audit committee financial expert” as defined by the SEC’s rules and regulations. The Audit Committee held five (5) meetings during 2024.

Risk Oversight Committee of the Company. The Company has a separately-designated standing risk oversight committee, which was established in May 2023, composed of Messrs. Comer, Patton, Maynard, Bell, McDearman, Richerson and Ms. Pominski with Mr. Patton serving as the committee’s chairman. The Risk Oversight Committee reviews the significant risk management policies and associated frameworks of the Company and the Bank, including the Company’s risk appetite statement, and any associated risk deficiencies. The Risk Oversight Committee operates pursuant to the terms of a charter which was adopted by the Board of Directors in May 2023 (the “Risk Committee Charter”). A copy of the Risk Committee Charter is available on the Company’s website. The Risk Oversight Committee held four (4) meetings during 2024.

Executive Committee of the Bank. The Executive Committee is composed of Messrs. Jordan, Patton, Comer, Clemons, McDearman and Bell, with Mr. Clemons serving as the committee’s chairman. The Executive Committee reviews corporate activities of the Company and the Bank, makes recommendations to the Board of Directors of the Company and the Bank on their respective policy matters and makes executive decisions on matters that do not require a meeting of the full Board of Directors. The Executive Committee held twelve (12) meetings during 2024.

Personnel Committee of the Bank. The Personnel Committee is composed of Messrs. Patton, Swain, Comer, Clemons and Maynard, with Mr. Maynard serving as the committee’s chairman. The Personnel Committee considers and recommends to the Board of Directors of the Bank for its approval the compensation of the Bank’s personnel, including the Named Executive Officers. This committee, all of the members of which are independent under the listing standards of the NYSE, held six (6) meetings during 2024. This Committee does not have a written charter. Mr. McDearman abstains from voting on his own compensation when the recommendation of the Personnel Committee is approved by the Board of Directors.

The agenda for meetings of the Personnel Committee is determined by its chairman with the assistance of the Bank’s Human Resources Director and the Company’s Chief Executive Officer. Personnel Committee meetings are regularly attended by the Chairman of the Board of the Bank and the Chief Executive Officer, the President, the Bank’s Human Resources Director, and the Bank’s Chief Operations Officer. When considering the compensation of the Chief Executive Officer and President, the Personnel Committee meets in executive session without the Chief Executive Officer's or President's participation. The Personnel Committee’s chairman reports the committee’s recommendations on executive compensation to the Board of Directors of the Bank and the Company. The Bank’s human resources and accounting departments support the Personnel Committee in its duties and may be delegated authority to fulfill certain administrative duties regarding the compensation programs.

Finance Committee of the Bank. The Finance Committee functions as the credit review board of the Bank. This committee reviews loan applications meeting certain criteria and approves those found creditworthy. In addition, this committee reviews all loans that are funded. The committee is comprised of Messrs. Bell, Comer, Jordan, Richerson, Patton, Maynard, Swain, Clemons, McDearman and Ms. Pominski, with Mr. Swain serving as the committee’s chairman. The Finance Committee held twelve (12) meetings during 2024.

Technology Steering Committee of the Bank. The Technology Steering Committee is composed of Messrs. Jordan, Swain, Bell, Maynard, Comer, McDearman and Ms. Pominski, with Mr. Jordan serving as the committee’s chairman. The Technology Steering Committee reviews technology projects, critical vendors, and future hardware and software needs of the Company and the Bank. Information security, technology audit, and cybersecurity initiatives are presented, discussed and approved as needed by the Technology Steering Committee. The Technology Steering Committee makes recommendations regarding these areas to the Bank's Boards of Directors. This committee held four (4) meetings during 2024.

During the fiscal year ended December 31, 2024, the Board of Directors of the Company held fifteen (15) meetings and the Board of Directors of the Bank met thirteen (13) times. The non-employee members of the Board also periodically meet in executive session outside of the presence of management during the course of the year. During 2024, each director attended at least 99% of the aggregate number of meetings of both the Bank’s and the Company’s Boards of Directors and the committees on which such director served. The Company encourages each member of the Board of Directors to attend the Annual Meeting of Shareholders, and all of the Company’s directors other than Mr. Richerson and Deborah Varallo attended the 2024 Annual Meeting of Shareholders. Ms. Varallo’s position as a member of the Board ended upon the expiration of her then current term at the 2024 Annual Meeting of Shareholders as she was not re-nominated to the Board of Directors as she had reached the age limit for director service applicable to her and those other members of the Company’s Board of Directors that were not in service as directors on or before November 23, 2020.

The Company’s Board of Directors has established procedures for the Company’s shareholders to communicate with members of the Board of Directors. Shareholders may communicate with any of the members of the Company’s or the Bank’s Board of Directors, including the chairperson of any of the committees of the Board of Directors, by writing to a director c/o Wilson Bank Holding Company, 623 West Main Street, Lebanon, Tennessee 37087.

Board Leadership Structure. The Company separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. Mr. McDearman currently serves as the Company’s Chief Executive Officer, holding such position since January 1, 2020, and Mr. Comer currently serves as the Chairman of the Board, a position he has held since April 2024. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board.

Board’s Role in Risk Oversight. While the Company's Board of Directors has the ultimate oversight responsibility for the risk management process, the committees of the Board of Directors assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk, though the Risk Oversight Committee is the primary provider of such oversight assistance. The Risk Oversight Committee fulfills the primary oversight role for the Company’s significant risk management policies and associated risk management frameworks, including approving risk appetite and tolerance levels, risk policies and limits in the Company’s risk appetite statement, reviewing and reporting key and emerging risks as well as risk deficiencies, and reviewing risk assessment and compliance audit results. In carrying out its responsibilities, the Risk Committee works closely with the Company's Chief Risk Officer and other members of the Company's senior risk management team, including members of the Company’s Internal Audit Department. The Risk Oversight Committee meets at least quarterly with the Chief Risk Officer and other members of management and receives a comprehensive report on risk management, including management's assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to measure, monitor, control and report such exposures. The Risk Oversight Committee periodically reports on risk management to the full Board.

In addition, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls, and discusses with management, the internal auditors and the independent registered public accountants the Company’s policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, cybersecurity, credit operations and regulatory compliance. The Audit Committee also assists the Board of Directors in fulfilling its duties and oversight responsibilities relating to the Company’s or the Bank’s compliance and ethics programs, including compliance with legal and regulatory requirements. The Personnel Committee focuses on ensuring that compensation programs do not encourage excessive and unnecessary risk-taking. The Finance Committee monitors lending activities to ensure that credit risk does not exceed the Bank’s risk appetite, while the Technology Steering Committee works with management to oversee cybersecurity risk.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company’s executive officers and directors and persons, if any, who beneficially own more than ten percent (10%) of the Common Stock to file reports of ownership and changes in ownership with the SEC, and such persons are required by federal securities regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of such forms and written representations from certain reporting persons furnished to the Company, the Company believes that none of its officers, directors and greater than ten percent (10%) beneficial owners, if any, were delinquent under the applicable Section 16(a) filing requirements in the 2024 fiscal year. There were no late filings in the 2024 fiscal year.

Hedging Policy

The Company’s Insider Trading Policy prohibits directors and employees of the Company and the Bank and certain of their family members from directly or indirectly (i) engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of the Company’s securities; (ii) buying or selling put options, call options or other derivatives of the Company’s securities; (iii) executing short sales of the Company’s securities; or (iv) holding the Company’s securities in margin accounts without obtaining the consent of the Company’s securities trading officer or board of directors.

Insider Trading Policy

The Board of Directors has adopted the “Wilson Bank Holding Company Insider Trading Policy”. The Company has adopted policies and procedures designed to prohibit unlawful trading, hedging transactions and related practices. Specifically, the Company’s employees, officers and directors are prohibited from trading in the Company’s securities while in possession of material non-public information and the Company’s and the Bank’s directors and certain of their officers are also subject to routine and non-routine blackout periods during which times trading in the Company’s securities is not permitted. In addition, with regard to the Company's trading in its own securities, it is the Company's policy to comply with the federal securities law.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company, as recommended and approved by the Audit Committee, is recommending to the shareholders the ratification of the appointment of the accounting firm of Maggart & Associates, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Maggart & Associates, P.C. has served in this capacity for the Company since 1987. A representative of Maggart & Associates, P.C. is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

During the fiscal years ended December 31, 2024 and December 31, 2023, the Company incurred the following fees for services provided by Maggart & Associates, P.C.:

	2024	2023

Audit Fees:(a)	$387,824	$354,239
Audit-Related Fees:(b)	$19,249	$17,399
Tax Fees:(c)	$13,384	$10,750

Other Fees:	$—	$—
Total:	$420,457	$382,388

(a)
Includes fees related to the annual independent audit of the Company’s financial statements, reviews of the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q and fees related to the audit of the effectiveness of the Company’s internal control over financial reporting, as required by Section 404 of the Sarbanes Oxley Act of 2002.
(b)
Includes fees related to the audit of the Company’s 401(k) plan, the Bank’s U.S. Department of Housing and Urban Development audit, asset liability review, and the audit of the Bank’s investment center.
(c)
Includes fees related to the preparation of the Company’s tax returns and other tax-related assistance.

The Audit Committee considered these fees and concluded that the performance of these non-audit services was consistent with Maggart & Associates, P.C.’s independence.

The Audit Committee also has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company. The policy requires that all services Maggart & Associates, P.C., the Company’s independent auditor, may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by Maggart & Associates, P.C. during fiscal 2024.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MAGGART & ASSOCIATES, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

PROPOSAL 3 - APPROVAL OF THE COMPANY’S 2025 EQUITY INCENTIVE PLAN

Our Board of Directors has adopted and recommends that you approve the Wilson Bank Holding Company 2025 Equity Incentive Plan (the “Equity Incentive Plan”). If approved by shareholders, the Equity Incentive Plan will authorize awards in respect of an aggregate of 675,000 shares of Common Stock, inclusive of 166,612 shares of Common Stock initially reserved for issuance under the Company’s 2016 Amended and Restated Equity Incentive Plan (the “2016 Plan”) that remained available for issuance under the 2016 Plan as of February 28, 2025. If approved by our shareholders, the Equity Incentive Plan will be effective as of April 24, 2025.

The primary purpose of the Equity Incentive Plan is to promote the interests of the Company and its shareholders by, among other things, (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its subsidiaries and affiliates, (ii) motivating those individuals by means of performance-related incentives to achieve long-range performance goals, (iii) enabling such individuals to participate in the long-term growth and financial success of the Company, (iv) encouraging ownership of stock in the Company by such individuals, and (v) linking their compensation to the long-term interests of the Company and its shareholders.

Our general compensation philosophy is that long-term stock-based incentive compensation should strengthen and align the interests of our officers and employees with our shareholders. We believe that the utilization of stock options, stock appreciation rights and other forms of equity-based compensation, like restricted stock units, have been effective over the years in enabling us to attract and retain the talent critical to the Company. We believe that stock ownership has focused our key employees on improving our performance, and has helped to create a culture that encourages employees to think and act as shareholders. Participants in our long-term incentive compensation program generally include our directors, officers and other key employees.

The Equity Incentive Plan is intended to facilitate our efforts to better align the Company’s long-term awards structure with its business and talent needs and our shareholders’ interests.

If approved by the Company’s shareholders, the Equity Incentive Plan will reserve an aggregate of 508,388 new shares for issuance under the Equity Incentive Plan. In addition 166,612 shares of Common Stock that were available for issuance under the 2016 Plan as of February 28, 2025 and which are not issued under the 2016 Plan between February 28, 2025 and the effective date of the Equity Incentive Plan would be available for issuance under the Equity Incentive Plan. As would any of the 350,576 shares of Common Stock subject to outstanding awards under the 2016 Plan as of February 28, 2025 that after that date terminate, expire unexercised, are settled for cash, forfeited or cancelled without delivery of shares of Common Stock under the terms of the 2016 Plan. We currently believe this authorization should enable us to implement our long-term stock incentive program, including our increased use of restricted stock units and restricted shares, for six to eight years.

If the Equity Incentive Plan is not approved, we may become unable to provide long-term, stock-based incentives to present and future employees or directors consistent with our current compensation philosophies and objectives following the expiration of the 2016 Plan.

We believe that our equity award programs have contributed to our success in the past and are important to our ability to achieve our corporate performance goals in the years ahead. We believe that the ability to attract, retain and motivate talented employees and directors is integral to our long-term performance and shareholder returns. We believe that the Equity Incentive Plan will allow us the flexibility to implement our current long-term incentive philosophy in future years as we seek to further better align executive and shareholder interests. For these reasons, we consider approval of the Equity Incentive Plan important to our future success.

The following is a brief summary of the principal features of the Equity Incentive Plan, which is qualified in its entirety by reference to the Equity Incentive Plan itself, a copy of which is attached hereto as Appendix A and incorporated herein by reference.

Shares Available for Awards under the Plan. Under the Equity Incentive Plan, awards may be made in Common Stock of the Company. Subject to adjustment as provided by the terms of the Equity Incentive Plan, the maximum number of shares of Common Stock with respect to which awards may be granted under the Equity Incentive Plan is 675,000 which includes 508,388 newly reserved shares and 166,612 shares of Common Stock that were available for issuance under the 2016 Plan as of February 28, 2025 and which are not issued under the 2016 Plan between February 28, 2025 and the effective date of the Equity Incentive Plan. In addition, any of the 350,576 shares of Common Stock subject to outstanding awards under the 2016 Plan as of March 1, 2025 that after that date terminate, expire unexercised, are settled for cash, forfeited or cancelled without delivery of shares of Common Stock under the terms of the 2016 Plan. Except as adjusted in accordance with the terms of the Equity Incentive Plan, no more than 300,000 shares of Common Stock authorized under the Equity Incentive Plan may be awarded as incentive stock options.

Shares of Common Stock subject to an award under the Equity Incentive Plan but which terminate, expire unexercised or are settled for cash, or are forfeited, cancelled or withheld without delivery of the shares, including shares of Common Stock withheld or surrendered in payment of any exercise or purchase price of an award or taxes relating to an award, remain available for future awards under the Equity Incentive Plan. Shares of Common Stock issued under the Equity Incentive Plan may be either newly issued shares or shares which have been reacquired by the Company. Shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines, (“Substitute Awards”) do not reduce the number of shares available for awards under the Equity Incentive Plan nor would awards issued under equity incentive plans assumed in connection with the Company's acquisition of other companies for awards issued to those companies' employees.

With certain limitations, awards made under the Equity Incentive Plan may be adjusted by the Personnel Committee of the Board of Directors (the “Committee”) in its discretion or to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Equity Incentive Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting the Company.

Eligibility and Administration. Current and prospective officers and employees, and directors of, and consultants to, the Company or its subsidiaries or affiliates are eligible to be granted awards under the Equity Incentive Plan. As of February 28, 2025, approximately 610 individuals were eligible to participate in the Equity Incentive Plan. However, the Company has not at the present time determined who will receive the shares of Common Stock that will be authorized for issuance under the Equity Incentive Plan or how they will be allocated. The Committee will administer the Equity Incentive Plan, except with respect to awards to non-employee directors, for which the Equity Incentive Plan will be administered by the Board. The Committee will be composed of not less than two non-employee directors, each of whom will be a “Non-Employee Director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, and an “outside director” within the meaning of Section 162(m) and the related regulations promulgated under the Code. Subject to the terms of the Equity Incentive Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted, determine and later amend (subject to certain limitations) the terms and conditions of any award, interpret and specify the rules and regulations relating to the Equity Incentive Plan, and make all other determinations which may be necessary or desirable for the administration of the Equity Incentive Plan.

Stock Options and Stock Appreciation Rights. The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Committee may specify the terms of such grants subject to the terms of the Equity Incentive Plan. The Committee is also authorized to grant SARs, either with or without a related option. The exercise price or grant price per share subject to an option or SAR, respectively, is determined by the Committee, but may not be less than the fair market value of a share of Common Stock on the date of the grant, except in the case of Substitute Awards. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than ten percent of the

Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised.

Payment of the option price must be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to the Company of unencumbered shares that have previously been acquired by the participant which have a fair market value on the date of exercise equal to the option price, together with any applicable withholding taxes, or (ii) by a combination of such cash or cash equivalents and such shares. Payment of the option price may be made in such other method as the Committee shall approve including withholding shares of Common Stock issuable upon exercise of an option having a fair market value equal to the option price together with any applicable withholding taxes. Subject to applicable securities laws and Company policy, the Company may permit an option to be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes. Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

Restricted Shares and Restricted Share Units. The Committee is authorized to grant restricted shares of Common Stock and restricted stock units. Restricted shares are shares of Common Stock subject to transfer restrictions as well as forfeiture upon certain terminations of employment prior to the end of one or several restricted periods or other conditions specified by the Committee in the award agreement. A participant granted restricted shares of Common Stock generally has most of the rights of a shareholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

Restricted stock units are awards that may be settled in shares of Common Stock, cash or other property. Each restricted stock unit has a value equal to the fair market value of a share of Common Stock on the date of grant. The Committee determines, in its sole discretion, the restrictions applicable to the restricted stock units and whether a participant will be credited with dividend equivalents on any vested restricted stock units at the time of any payment of dividends to shareholders on shares of Common Stock. Except as determined otherwise by the Committee, restricted stock units may not be transferred, encumbered or disposed of, and such units shall terminate, without further obligation on the part of the Company, unless the participant remains in continuous employment of the Company for the restricted period and any other restrictive conditions relating to the restricted stock units are met.

Performance Awards. A performance award consists of a right that is denominated in cash or shares of Common Stock, valued, as determined by the Committee, in accordance with the achievement of certain performance goals during certain performance periods as established by the Committee, and payable at such time and in such form as the Committee shall determine. Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Committee. Except as otherwise determined by the Committee, termination of employment prior to the end of any performance period, other than for reasons of death or disability, will result in the forfeiture of the performance award. The Committee may in its discretion waive any performance goals or other terms and conditions relating to a performance award. A participant’s rights to any performance award may not be transferred, encumbered or disposed of in any manner, except by will or the laws of descent and distribution or as the Committee may otherwise determine.

Other Stock-Based Awards. The Committee is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The Committee will determine the terms and conditions of such awards, consistent with the terms of the Equity Incentive Plan.

Non-Employee Director Awards. The Board may provide that all or a portion of a non-employee director’s annual retainer and/or retainer or meeting fees or other awards or compensation as determined by the Board be payable in non-qualified stock options, restricted shares, SARs, restricted stock units and/or other stock-based awards, including unrestricted shares, either automatically or at the option of the non-employee directors. The Board will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee director’s service as a member of the Board.

Termination of Employment. The Committee will determine the terms and conditions that apply to any award upon the termination of employment with the Company, its subsidiaries and affiliates, and provide such terms in the applicable award agreement or in its rules or regulations.

Change in Control. The Committee may (in accordance with Section 409A, to the extent applicable), in its discretion, in the event of a change in control, take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such change in control of each or any outstanding award under the Equity Incentive Plan or portion thereof and the shares acquired pursuant thereto upon such conditions (if any), including termination of the participant’s service prior to, upon, or following such change in control, to such extent as the Committee shall determine. The Committee may in its discretion and without the consent of any participant, determine that, upon the occurrence of a change in control, each or any award or a portion thereof outstanding immediately prior to the change in control and not previously exercised or settled will be canceled in exchange for a payment with respect to each vested share subject to such award in cash, shares, shares of a corporation or other business entity a party to the change in control, or other property which, in any such case, will be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share in the change in control, reduced by the exercise or purchase price per share, if any, under such award.

Amendment and Termination. The Board may amend, alter, suspend, discontinue or terminate the Equity Incentive Plan or any portion of the Equity Incentive Plan at any time, except that shareholder approval must be obtained for any such action if such approval is necessary to comply with any tax or regulatory requirement with which the Board deems it desirable or necessary to comply. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively. The Committee does not have the power, however, to amend the terms of previously granted options to reduce the exercise price per share subject to such option or to cancel such options and grant substitute options with a lower exercise price per share than the cancelled options. The Committee also may not materially and adversely affect the rights of any award holder without the award holder’s consent.

Other Terms of Awards. The Company may take action, including the withholding of amounts from any award made under the Equity Incentive Plan, to satisfy withholding and other tax obligations. The Committee may provide for additional cash payments to participants to defray any tax arising from the grant, vesting, exercise or payment of any award. Except as permitted by the applicable award agreement, awards granted under the Equity Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Committee in its discretion.

Certain Federal Income Tax Consequences. The following is a brief description of the Federal income tax consequences generally arising with respect to awards under the Equity Incentive Plan.

Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, an SAR, a restricted share award or a restricted stock unit award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of Common Stock acquired on the date of exercise.

If a participant sells shares of Common Stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of Common Stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of Common Stock), and (ii) the exercise price. Otherwise, a participant’s disposition of shares of Common Stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of Common Stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of Common Stock for the incentive stock option holding periods prior to disposition of the shares.

Similarly, the exercise of an SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to an SAR. Upon a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the Common Stock at the time restricted shares vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant. A participant that is awarded a restricted stock unit will recognize ordinary income tax when the shares of Common Stock, cash or other property issued in settlement of the units are delivered to the participant. The participant also is subject to capital gains treatment on the subsequent sale of any Common Stock acquired through the exercise of an SAR, restricted share award or restricted stock unit. For this purpose, the participant’s basis in the Common Stock is its fair market value at the time the SAR is exercised, the restricted share or restricted stock unit becomes vested (or is granted, if an election under Section 83(b) is made) or the shares of Common Stock are issued to the participant in settlement of a restricted stock unit. Payments made under performance awards settled in cash are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to, and are transferable by, the participant.

The foregoing discussion is general in nature and is not intended to be a complete description of the Federal income tax consequences of the Equity Incentive Plan. This discussion does not address the effects of other Federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Equity Incentive Plan are urged to consult a tax advisor as to the tax consequences of participation.

The Equity Incentive Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.

The following table summarizes information concerning the Company’s equity compensation plans at December 31, 2024:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Plan Category
Equity compensation plans approved by shareholders	216,848	57.85	166,362
Equity compensation plans not approved by shareholders	—	—	—
Total	216,848	57.85	166,362

(1)
Includes 24,482 time-based vesting restricted stock units and 738 performance-based vesting restricted stock units assuming all outstanding performance-based vesting restricted stock units vest at 100% of maximum performance thereunder and no shares subject to existing awards are utilized to cover withholding taxes. Restricted stock units do not have an exercise price because their value is dependent upon continued employment over a period of time or the achievement of certain performance goals, and are to be settled for shares of common stock. Accordingly, restricted stock units have been disregarded for purposes of computing the weighted-average exercise price.
(2)
Consists of the weighted-average exercise price of outstanding stock options and does not take into account time-based restricted stock units or performance-based restricted stock units, which do not have an exercise price.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE COMPANY'S 2025 EQUITY INCENTIVE PLAN.

PROPOSAL 4 - OTHER MATTERS

The Board of Directors is not aware of any other matters which may be brought before the Annual Meeting. However, if any matter other than the proposed matters properly comes before the meeting for action, proxies will be voted for such matters in accordance with the best judgment of the persons named as proxies.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors of the Company. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and the Company’s independent registered public accounting firm the audited financial statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the SEC and Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received from the Company’s independent registered public accounting firm the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with it, the firm’s independence from the Company and its management. The Audit Committee has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the registered public accounting firm’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors, and the Company’s Board of Directors has approved, that the Company’s consolidated audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

H. Elmer Richerson, Chairman

Clinton M. Swain

J. Randall Clemons

William P. Jordan

James F. Comer

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

EXECUTIVE COMPENSATION

Risk Assessment of Compensation Policies

The Board of Directors of the Company and the Bank have reviewed the Company’s and the Bank’s compensation policies as generally applicable to their employees and believes that the policies are consistent with sound compensation practices and do not encourage excessive and unnecessary risk taking, and that the level of risk that they do encourage is not reasonably likely to have a materially adverse effect on the Company or the Bank.

Compensation Discussion and Analysis

Compensation Policy and Philosophy. Decisions with respect to compensation of the Company’s and the Bank’s executive officers, including the Chief Executive Officer and the other Named Executive Officers, as identified in the Summary Compensation Table, for fiscal year 2024 were made by the Board of Directors of the Company and the Bank based upon recommendations by the Personnel Committee. The components of compensation of the Named Executive Officers consist of a base salary, an annual cash incentive opportunity, any amounts contributed (and earnings) under, to the extent applicable, the executive officer's frozen Executive Salary Continuation Agreement and thereafter under the SERP Agreements (as defined below) entered into in 2012, 2015, 2016, 2018, and 2020, and in certain cases thereafter amended, and matching and profit-sharing contributions under the Company’s 401(k) plan (as well as health and disability insurance and other non-cash benefits similar to those provided or made available to all employees of the Bank or Company). At times, these executive officers have also been awarded equity-based compensation in the form of time vested stock options, cash-settled stock appreciation rights (“SARs”), or other equity-based awards, like restricted stock units ("RSUs") with time-based vesting requirements. Historically our Named Executive Officers’ compensation has been more heavily weighted toward cash compensation but stock options and other equity-based awards, including RSUs, which the Company utilized for the first time in 2023, are being utilized more regularly as the Personnel Committee and Board of Directors has sought to grant a number of equity-based awards to our Named Executive Officers in amounts that result in the officer maintaining a targeted level of unvested equity-based awards. Accordingly, as a Named Executive Officer’s previously awarded equity-based awards begin to vest, new awards have been periodically granted to these individuals. Equity-based awards are also utilized in connection with promotions or changes in duties. In 2024, the Company awarded RSUs to Ms. Hawkins in recognition of her new responsibilities as Chief Financial Officer. Equity-based awards, which typically involve multi-year vesting periods, are also utilized as a retention tool. The Company utilizes the frozen Executive Salary Continuation Agreements and the SERP Agreements, each as described in more detail below, to provide for post-retirement or other post-termination payments to certain of the Named Executive Officers. No member of the Personnel Committee served as an officer or employee of the Company or of any of its subsidiaries during 2024.

The overarching policy of the Personnel Committee and the Board of Directors in determining executive compensation, including the compensation of the Chief Executive Officer, is to attract and retain the highest quality talent to lead the Company and the Bank and to reward key executives based upon their individual performance and the performance of the Bank and the Company. The Personnel Committee evaluates both performance and compensation to ensure that the Company and the Bank maintain their ability to attract and retain superior employees in key positions and that compensation packages provided to key employees remain competitive relative to the compensation paid to similarly situated executives of peer companies. When evaluating the Company’s performance, the Personnel Committee and Board of Directors look to the Company’s earnings per share, return on average assets, return on average shareholders’ equity and the Company’s efficiency ratio. Asset quality measures, like the Bank’s non-performing assets ratio, are also reviewed as are the Bank’s capital levels and book value per share accretion. Executive compensation, including the compensation of the Chief Executive Officer, for 2024 was determined by the Personnel Committee and the Board of Directors in an effort to retain key executives through competitive pay and reward executives based upon their individual performance as well as the overall performance of the Bank.

The Personnel Committee believes that providing incentives to and rewarding the performance of the Company’s and the Bank’s executive officers enhances the profitability of the Company. To that end, the Personnel Committee believes that the compensation paid to the Company’s and the Bank’s executive officers should include base salary and a significant annual cash incentive opportunity designed to reward performance as measured against the Bank’s profitability. The Personnel Committee and the Board of Directors also utilize equity-based awards from time-to-time in an effort to motivate the Company’s executive officers to drive performance and as a retention tool. Equity-based awards are a smaller component of our Named Executive Officers’ total compensation than other elements, and awards are typically granted in amounts that seek to preserve an officer’s unvested equity-based awards at targeted levels established for the officer. Awards are also typically granted in connection with promotions or expansion of an officer’s responsibilities. While equity-based awards have been utilized more in recent years, the Named Executive Officers’ total compensation remains more heavily weighted toward cash compensation, and their annual cash incentive compensation makes up a greater percentage of their total compensation than is the case for many peer companies. The Personnel Committee and the Board of Directors may utilize equity-based awards as a larger component of executive compensation in the future.

Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect of executive compensation and incentive programs on all of our employees.

Say on Pay Vote. At our 2023 Annual Meeting of Shareholders, we held our triennial shareholder advisory vote on the compensation of our Named Executive Officers and our shareholders overwhelmingly approved our fiscal year 2022 executive compensation program. Of the 6,090,809 votes cast, 5,897,276 or 96.8%, were cast in favor of approval. The Personnel Committee has considered the results of the vote on our 2022 executive compensation program and concluded that the shareholders support the Company’s compensation policies and procedures which the Personnel Committee believes that policies and procedures continue to provide a competitive pay-for-performance package that effectively and appropriately incentivizes our Named Executive Officers. The Personnel Committee will continue to consider shareholder views about our core compensation principles and objectives, including the results of future say-on-pay votes like the one being held at the Annual Meeting, when determining executive compensation.

In finalizing the recommended compensation for the Named Executive Officers in 2024, the Personnel Committee considered the reports and information it received from Newcleus Compensation Advisors ("Newcleus"), a consulting firm with experience providing compensation consulting to financial institutions' compensation committees, including updated comparative market data of the compensation practices of nineteen (19) banks across the Mid and South East United States with between $3.1 billion and $13.1 billion in total assets as of March 31, 2023. The Personnel Committee targeted compensation for 2024 at the 50th to 60th percentile of the peer group if, for purposes of the annual cash incentive component thereof, the Bank’s performance achieved budgeted results.

The Company’s strong financial performance and profitability in fiscal year 2024 reinforces the Personnel Committee’s view that our executive compensation program is achieving its objectives, and the Board of Directors and the Personnel Committee made no significant changes to the program compared to the design in 2023.

Base Salary. Annually, the Personnel Committee reviews and approves and recommends to the Board of Directors a base salary for the Company’s Chief Executive Officer for approval taking into account several factors, including prior year base salary, responsibilities, cost of living in the Company’s primary market area, tenure, performance and salaries paid to chief executive officers of peer group companies. The Personnel Committee also considered the Bank’s overall pay scale, including retirement benefits payable to the executive, and the Bank’s recent performance in making its recommendations to the Board of Directors. Taking these factors into consideration, the Personnel Committee approved and recommended an increase of 4.0% to the 2024 base salary of Mr. McDearman when compared to 2023. In approving and recommending the base salaries of the other Named Executive Officers, the Personnel Committee considers the recommendations of the Chief Executive Officer, who makes his recommendations regarding these salaries based on many of the same factors as are considered by the Personnel Committee in recommending his base salary, including salaries paid by peer companies to their employees serving in similar capacities at their peer companies. Based on those criteria, the Personnel Committee approved and recommended, and the Board of Directors approved, a 4.0% increase to the 2024 base salary of Mr. Foster, a 3.0% increase to the 2024 base salary of Mr. Oakley, a 4.5% increase to the 2024 base salary of Mr. Walker, a 3.0% increase to the 2024 base salary of Ms. Pominski and a 46.2% increase to the 2024 base salary to Ms. Hawkins. The increase in Ms. Hawkins' salary was also due in large part to the recognition of her new responsibilities as Chief Financial Officer.

Annual Cash Incentive. The Named Executive Officers are eligible for an annual cash incentive payment, which we refer to as a bonus, pursuant to a percentage formula recommended by the Personnel Committee and approved by the Board of Directors, after consideration of the same factors that are considered in the base salary approval process and detailed above. The annual cash incentive is based upon the Bank’s estimated net income for the fiscal year as of the date the bonus is paid. In 2024, Messrs. McDearman, Foster, Oakley and Walker and Ms. Hawkins were eligible for a cash incentive payment equal to 1.25%, .96%, .25%, .35% and .25%, respectively of the Bank’s estimated net income as of the date the payout is approved by the Board of Directors. In light of her anticipated retirement in March 2024, Ms. Pominski was not eligible for a cash incentive payment. In total, Messrs. McDearman, Foster, Oakley, Walker and Ms. Hawkins were paid cash incentive payouts totaling $730,494, $561,136, $146,499, $204,898 and $146,499, respectively, based on the Bank's estimated net income for 2024 as of the December 9, 2024 payment date. These cash incentive payouts also included a $500 mid-year bonus that was paid to all employees in celebration of the Bank crossing the $5 billion asset threshold. The percentages used for each of the Named Executive Officers for their 2024 cash incentive opportunity were identical to the percentages utilized in 2023, with the exception of Ms. Hawkins who received this bonus structure for the first time in 2024 in connection with her promotion to Chief Financial Officer, though her percentage was the same as Ms. Pominski in 2023. The Bank’s estimated net income as of December 9, 2024 was $58.3 million and its reported net income for the year was $58.153 million, an increase of 15.26% compared to 2023 performance. By tying the Named Executive Officers’ bonus to the Bank’s net income, the Named Executive Officers’ compensation increases as the Company’s results improve and decreases when the Bank’s results decline.

Equity-Based Awards. On February 8, 2024, Ms. Hawkins was awarded 417 shares of RSUs that if earned will be settled in a like number of shares of the Company’s Common Stock. The RSUs vest, subject to the Ms. Hawkins’s continued employment, in 20% pro rata increments on each of the first five (5) anniversaries of the grant date. This equity-based award was granted an amount that sought to maintain Ms. Hawkins’s unvested awards at levels targeted by the Personnel Committee and Board of Directors, and in recognition of her new responsibilities as Chief Financial Officer.

401(k) Plan and Profit Sharing Contributions. All employees, including our Named Executive Officers and other executive officers participating in the Bank’s 401(k) Plan, receive a matching grant of $.50 from the Bank for each one dollar ($1) up to a maximum of 8% of the amount contributed each year by the employee to his or her 401(k) account. No employee was entitled to contribute more than $30,500 in 2024. The Bank historically has also contributed additional funds into each employee’s 401(k) account under a profit-sharing arrangement. During 2024, Messrs. McDearman, Foster, Walker and Oakley and Mses. Hawkins and Pominski received contributions under the 401(k) Plan and profit sharing arrangement totaling in the aggregate $32,775, $32,775, $30,475, $31,536, $30,475, and $7,973 respectively, as compared to $31,350, $31,250, $29,400, $28,336, $24,663, and $31,350 respectively, in 2023.

Post-Termination Benefits. The Bank has entered into Executive Salary Continuation Agreements with Mr. McDearman and Ms. Pominski, which agreements were amended on December 30, 2008, November 23, 2012, and September 26, 2016. The Executive Salary Continuation Agreements were amended during 2008 to bring the agreements into compliance with the requirements of Internal Revenue Code Section 409A, along with simplifying the calculation of the benefits received at retirement. In November 2012, each of these agreements was amended to freeze future benefit accruals thereunder as of October 1, 2012 (the “Frozen Plans”). In addition, in November 2012, the Bank entered into SERP Agreements with each of the senior executive officers, including the Named Executives Officers, other than Messrs. Foster and Walker and Ms. Hawkins, effective as of October 1, 2012 (the “2012 SERP Agreements”). On May 22, 2015, additional SERP Agreements were entered into with the senior executive officers, including the Named Executive Officers, other than Mr. Walker and Ms. Hawkins (the “2015 SERP Agreements”). On September 26, 2016, the Executive Salary Continuation Agreements were amended to extend the period of benefit payments regarding the executives’ retirement following age 65 under the Executive Salary Continuation Agreements such that benefits payable thereunder will continue following 180 months of payments for the life of the recipient if the recipient is still alive when the 180th payment is made. The 2015 SERP Agreements were entered into on May 22, 2015 for the purpose of making the normal retirement benefit for all executive officers a party thereto equal to 30% of base salary. On November 19, 2018, a SERP Agreement was entered into with Mr. Walker (the “2018 SERP Agreement” and together with the 2012 SERP Agreements and the 2015 SERP Agreements, the “SERP Agreements”). On October 26, 2020, the SERP Agreements, other than the 2018 SERP Agreement, were amended to limit the amount of payments payable to the Named Executive Officers a party thereto upon the executive’s disability to 60% of the executive’s annual base salary and bonus at the time of disability, including any amounts payable under all other disability benefits, plans and arrangements that the Bank may have in place with the executive. In 2020, the 2015 SERP Agreements for Messrs. Foster and McDearman and Ms. Pominski were amended to reflect the addition of annuity contracts to fund the Bank’s obligations under the 2015 SERP Agreements.

In 2021, the Bank and Ms. Pominski entered into an amendment to her 2015 SERP Agreement to add an early retirement benefit. Pursuant to the amended agreement, in the event that Ms. Pominski remained employed by the Bank until March 29, 2024, if her employment thereafter terminated prior to reaching age 65 for any reason other than death, disability or following a change of control, she would be entitled to receive a monthly benefit payable for the remainder of her life paid from annuity contracts purchased by the Bank. Ms. Pominski retired on March 31, 2024 at the age of 60, and thereafter began receiving her early retirement benefits. These payments equal $6,138 per month and are payable to Ms. Pominski for the remainder of her life so long as she does not provide services substantially similar to those she provided to the Bank to a company engaged in the business of banking in counties where the Bank had a location on March 31, 2024 until the earlier of the date that payments are no longer being made to Ms. Pominski under the 2015 SERP Agreement and the date Ms. Pominski reaches the age of 80.

In connection with entering into the amendments for the Frozen Plans in 2012, the Company subsequently discovered that Mr. Oakley’s Executive Salary Continuation Agreement had not been executed. To address this oversight, the Company and Mr. Oakley entered into an amendment to his 2012 SERP Agreement to increase the benefits payable to him thereunder for each allowable termination event by an amount necessary to place Mr. Oakley in the same position as if his Executive Salary Continuation Agreement had been executed.

The Executive Salary Continuation Agreements and the SERP Agreements are unfunded arrangements maintained primarily to provide supplemental retirement benefits. The primary impetus for freezing the Executive Salary Continuation Agreements and establishing the 2012 SERP Agreements was attainment of a net decrease in compensation expense for the Bank of approximately $1.9 million over the life of the Frozen Plans and the additional SERP arrangements, including similar agreements with Elmer Richerson, the former President of the Bank, and Randall Clemons, the former Chief Executive Officer and President of the Company.

The accrual of benefits was frozen under the Executive Salary Continuation Agreements such that no additional benefits (including disability and death benefits thereunder) would be accrued under the Executive Salary Continuation Agreements on or after October 1, 2012. In the event of disability under the Executive Salary Continuation Agreement, the frozen disability benefit would be paid to the Executive’s normal retirement age, at which time such benefit would be reduced to the normal retirement benefit provided for under the applicable Executive Salary Continuation Agreement for the remaining benefit payment period of the normal retirement benefit. The 2016 amendments to the Executive Salary Continuation Agreements were implemented to provide for continued payments beyond the original 180-month period until the executive’s death.

The SERP Agreements were entered into to provide certain supplemental nonqualified pension benefits to the Named Executive Officers a party thereto in coordination with the then freezing of the benefits under the executive’s Executive Salary Continuation Agreement. The SERP Agreements, when combined with the frozen Executive Salary Continuation Agreements, if applicable, are designed to provide the Named Executive Officers a party thereto with a targeted percentage of final salary for the remainder of each of the executive’s lives following their separation from service for normal or early retirement. The Bank purchased Flexible Premium Indexed Deferred Annuity Contracts in 2012, 2015 and 2018 as a way to fund the benefits under the SERP Agreements and in 2016 as a way to fund the benefits under the portion of the frozen Executive Salary Continuation Agreements following the original 180-month payment period. Additional annuity contracts were purchased in 2021, at an aggregate cost of $257,664, to fund a portion of the Bank’s obligations under the SERP Agreements to Ms. Pominski. The frozen Executive Salary Continuation Agreements, if applicable, and the SERP Agreements together provide for the payment of an annual cash benefit following the executive’s separation from service from the Bank under a variety of events including voluntary termination of employment and involuntary termination of employment without cause (except that the 2015 SERP Agreements do not provide for an early termination benefit) though, as described above, Ms. Pominski’s 2015 SERP Agreement was amended in 2021 to provide for an early retirement benefit.

Per these supplemental benefit agreements, upon the separation from service of an executive a party to these agreements for any reason other than death or disability after reaching age sixty-five (65), he or she is entitled to receive a percentage of his or her then current base salary payable in equal monthly installments for 180 months beginning the month following the month in which the executive’s retirement occurs. Following the end of the 180-month period, if the executive’s employment was terminated as a result of normal retirement, this payment will continue for the remainder of the executive’s life. The targeted annual normal retirement benefit is 30% of base salary payable at the executive’s retirement in equal monthly installments upon such separation from service for the executive’s life, commencing on the first full day of the month or, under certain of the SERP Agreements, the second month following separation from service.

If a Named Executive Officer that is a party to such agreements retires after the later of twenty (20) years of service or age 55, which Messrs. McDearman and Oakley have attained, but prior to reaching age 65, his retirement will be considered an

“early retirement” under the frozen Executive Salary Continuation Agreement and the 2012 SERP Agreement. Upon such event, he shall be entitled to receive a benefit equal to the executive’s then accrued balance under the plans, payable in equal monthly installments for 180 months beginning the month following the month in which the executive’s early retirement occurs. Following the end of the 180-month period, the executive will continue to receive the early retirement payments under the 2012 SERP Agreement for the remainder of the executive’s life. In the event of a separation from service prior to his or her reaching age 65 for any reason other than death or disability or a change in control, the 2015 SERP Agreement and the 2018 SERP Agreement will terminate and such executive will not be entitled to benefits, except that Ms. Pominski became entitled to receive an early retirement benefit under her amended 2015 SERP Agreement, upon her retirement on March 31, 2024, which such benefit equals approximately $6,138 per month, for the remainder of her life provided that she complies with certain restrictive covenants as described above. Ms. Pominski also became entitled to receive an early retirement benefit of $213 per month under her frozen Executive Salary Continuation Agreement following her retirement on March 31, 2024. This benefit is payable for 180 months. Prior to his reaching age 55, Mr. McDearman was entitled to receive an annual “early termination” benefit payable for 180 months under the frozen Executive Salary Continuation Agreement, and was entitled to receive an annual “early termination” benefit payable for life under the 2012 SERP Agreement if his employment was terminated for any reason other than death, disability or retirement by his voluntary action or by the Bank other than for cause. At December 31, 2024, this annual benefit was $2,525 under the frozen Executive Salary Continuation Agreement and was $7,878 under the 2012 SERP Agreement. Prior to his reaching age 55 on November 13, 2024, Mr. Oakley was entitled to receive an annual “early termination” benefit under his 2012 SERP Agreement of $5,927, which amount was payable for life following the termination of his employment with the Company other than for death or disability. Following reaching age 55, he became entitled to receive an early retirement benefit under the 2012 SERP Agreement in lieu of the “early termination” benefit. This early retirement benefit provides for the payment of $22,361 annually for life, with payments commencing following his termination of employment as a result of his early retirement. Following reaching age 55 on February 3, 2025, Mr. McDearman became entitled to receive an early retirement benefit under his frozen Executive Salary Continuation Agreement and 2012 SERP Agreement in lieu of the “early termination” benefits provided for thereunder. These early retirement benefits provide for the payment of $2,525 annually for 180 months under the frozen Executive Salary Continuation Agreement and $25,420 annually for life under the 2012 SERP Agreement, in each case, with payments commencing following his termination of employment as a result of his early retirement. These early retirement benefit payments commence at normal retirement age under the Executive Salary Continuation Agreement and upon separation from service under the 2012 SERP Agreements.

In the event that a Named Executive Officer that is party to such agreements becomes disabled prior to reaching age 65 and prior to separating from service under a different payment scenario, the Bank is obligated to pay to the executive an annual benefit equal to 60% of the Named Executive Officer’s base salary and bonus at the time of disability payable in equal monthly installments until the Named Executive Officer’s 65th birthday, though the amount payable under the 2015 SERP Agreement is reduced by any amounts payable to the Named Executive Officer under the Executive Salary Continuation Agreement and 2012 SERP Agreement. Following that date, the disability benefit under the Executive Salary Continuation Agreement is reduced to the Named Executive Officer’s normal retirement benefit under the Executive Salary Continuation Agreement for the number of months necessary for a total of 180 monthly payments to have been made to the Named Executive Officer thereunder, and the disability benefit under the SERP Agreements will be reduced to the normal retirement benefit under the SERP Agreements, which shall be paid annually for life thereunder.

As noted above, the SERP Agreements (other than the 2018 SERP Agreement) were amended on October 26, 2020 to limit the amount of payments payable to the Named Executive Officers a party thereto upon the executive’s disability to 60% of the executive’s annual base salary and bonus at the time of disability, including any amounts payable under all other disability benefits, plans and arrangements that the Bank may have in place with the executive.

In the event that the Named Executive Officer dies before he or she has a separation from service with the Bank, his or her beneficiary is entitled to receive a payment equal to the amount of the liability that should at that time have been accrued by the Bank under generally accepted accounting principles for the Named Executive Officer under the Executive Salary Continuation Agreement and SERP Agreements to which the Named Executive Officer is a party payable in a lump sum no later than thirty (30) days (or in the case of the 2015 SERP Agreement, 60 days) from the date of the Named Executive Officer’s death.

In addition, the Named Executive Officer’s beneficiary is entitled to receive under a split dollar life insurance arrangement (the “Split Dollar Benefit”) a death benefit the amount of which as of December 31, 2024 was approximately equal to $458,000, $568,000, $500,786, and $542,598, in the case of Messrs. McDearman, Foster, Walker and Oakley, respectively. Ms. Hawkins has not received a Split Dollar Benefit and Ms. Pominski did not retain her Split Dollar Benefit following her retirement. In the event that the Named Executive Officer dies after retirement benefit payments have commenced under the Executive Salary Continuation Agreement and SERP Agreements to which the Named Executive Officer is a party, but before he or she has received 180 monthly payments, the Bank will continue to pay the Named Executive Officer’s beneficiary those payments until a total of 180 monthly payments have been made to the Named Executive Officer and/or his or her beneficiary.

In the event there is a change in control of the Bank, the normal retirement benefit under the Executive Salary Continuation Agreements and SERP Agreements becomes fully vested and will be paid to each Named Executive Officer in equal monthly installments, as applicable, for the remainder of his or her life. A change in control will be deemed to have occurred if a “change in ownership,” a “change in the effective control,” or a “change in the ownership of a substantial portion of the assets” of the Bank occurs, as such terms are defined in Treasury Regulation §1.409A-3(i)(5) or any subsequent, applicable Treasury Regulation.

Additional Life Insurance Benefits. On April 14, 2014, the Bank entered into an Executive Survivor Income Agreement (the “Executive Survivor Income Agreement”), with each of the Named Executive Officers, other than Mr. Walker and Ms. Hawkins. On June 1, 2020, the Bank entered into an Executive Survivor Income Agreement and the related amendment on September 14, 2021 with each of Mr. Walker and Ms. Hawkins. The Executive Survivor Income Agreements were entered into to encourage the Named Executive Officers a party thereto to remain in service to the Bank by the Bank providing certain survivor income benefits to designated beneficiaries if the Named Executive Officer dies prior to the termination of his or her employment or, if such service continues following the executive's termination of employment, service on the board of directors of the Bank. Ms. Pominski remains entitled to the benefits payable under the Executive Survivor Income Agreement as a result of her service on the board of directors of the Bank.

In the event that a Named Executive Officer is removed from office with cause or any Named Executive Officer is permanently prohibited from participating in the Bank’s activities by an order of the Bank’s regulators, or terminated for “cause”, in each case prior to such person’s death, all obligations of the Bank under the Executive Survivor Income Agreement shall terminate. Cause under these agreements means the Bank has terminated the Named Executive Officer’s employment for any of the following reasons: (i) gross negligence or gross neglect of duties; (ii) commission of a felony or of a gross misdemeanor involving moral turpitude; or (iii) fraud, disloyalty, or willful violation of any law or significant Bank policy committed in connection with the Named Executive Officer’s employment or service on the Board, as applicable, and resulting in an adverse effect on the Bank.

The amounts payable to a Named Executive Officer’s beneficiary under the Executive Survivor Income Agreements are largely fixed, though in some instances are reduced based on the age of the Named Executive Officer at the time of his or her death. As of December 31, 2024, the amount payable under the agreements with each of the Named Executive Officers a party thereto was $400,000. The Bank will pay the benefits due under the Executive Survivor Income Agreements from its general assets, but only so long as one of the Bank’s general assets is an enforceable life insurance policy on the Named Executive Officer’s life that was issued by Massachusetts Mutual Life Insurance Company and Midland National Life Insurance Company.

Health Insurance Benefits. In 2024, the Company paid the employee portion of the premiums under the Company’s health insurance plan for each of Messrs. McDearman, Foster, Walker, Oakley, and Ms. Hawkins and certain of their family members at a cost of $20,443, $12,947, $20,443, $20,443 and $19,245, respectively. For Ms. Pominski, who received the benefit until her retirement on March 31, 2024, the amount paid by the Company for the benefit equaled $3,578 in 2024. As described elsewhere in this Proxy Statement under the header "Director Compensation", Ms. Pominski received a similar benefit in her capacity as a director of the Company beginning April 1, 2024. The amount of premiums paid for this benefit totaled $10,518.

Fuel Allowance. In addition to the above-described compensation, the Company provides a company owned car for each of Messrs. McDearman, Foster, and Walker. The Company provides a fuel allowance for such personal use based on the amount of miles driven for personal use multiplied by the effective federal mileage reimbursement rate. In 2024, these allowances totaled $2,090, $3,859, and $2,573 for each of Messrs. McDearman, Foster, and Walker respectively.

2025 Compensation. In finalizing the recommended 2025 compensation for the Named Executive Officers in 2024, the Personnel Committee once again considered the reports and information received from Newcleus, including updated comparative market data of the compensation practices of nineteen (19) banks across the Mid and South East United States between $3 billion and $12 billion in total assets as of June 30, 2024. The Personnel Committee targeted compensation for 2025 at the 50th to 60th percentile of such peer group in each such report if, for purposes of the annual cash incentive component thereof, the Bank’s performance achieves budgeted results. For 2025, base salaries have been set at $627,328, $432,370, $324,781, $319,595, and $341,250 for Messrs. McDearman, Foster, Walker and Oakley, and Ms. Hawkins, respectively. The Personnel Committee also approved a cash incentive plan for the Named Executive Officers in 2025, which was largely unchanged from the 2024 cash incentive plan in terms of award opportunities for the Named Executive Officers and performance metrics on which payment will be based.

Personnel Committee Report On Executive Compensation

The Personnel Committee has reviewed and discussed the Compensation Discussion & Analysis disclosure for the year ended December 31, 2024 with management. In reliance on the reviews and discussions referred to above, the Personnel Committee recommended to the Boards of Directors of the Company and the Bank, and each of the Boards of Directors has approved, that the Compensation Discussion & Analysis disclosure be included in the Proxy Statement for the Annual Meeting.

Michael G. Maynard, Chairman

Clinton M. Swain

James F. Comer

James Anthony Patton

J. Randall Clemons

The foregoing report of the Personnel Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this report by reference therein, and shall not otherwise be deemed filed under such acts.

Employment Agreements

The Company does not have employment agreements with any of its personnel, including the Named Executive Officers. However, the Company has entered into agreements with its Named Executive Officers and certain other employees, containing restrictions on the Named Executive Officer’s ability to compete with the Bank or solicit certain customers or employees, including for certain periods of time following their termination. In addition, these persons, other than Ms. Hawkins, are parties to Executive Salary Continuation Agreements, SERP Agreements and equity incentive plans, the benefits of which would cease to accrue upon the termination of the person’s employment with the Company or the Bank.

Potential Payments Upon Termination or Change in Control

For a discussion of the amounts payable under Executive Salary Continuation Agreements and SERP Agreements to which a Named Executive Officer is a party in the event that a Named Executive Officer’s employment terminated on account of disability, retirement, death or early voluntary termination by the executive in the case of Mr. McDearman, Mr. Foster and Mr. Walker (who were not eligible for retirement as of December 31, 2024 (Mr. Walker's 2018 SERP Agreement does not contain an early retirement payment opportunity and Mr. Foster's 2015 SERP Agreement does not contain an early retirement payment opportunity) or by the Bank without cause in the case of each the Named Executive Officers, see the discussion beginning on page 18 above. As noted above, Ms. Hawkins is not a party to an Executive Salary Continuation Agreement or any SERP Agreement, and Ms. Pominski retired from the Company and the Bank effective March 31, 2024, and, as a result, Ms. Pominski is entitled to receive $7,847 per month under her Executive Salary Continuation Agreement, as amended, and SERP Agreements, which amount is payable for the remainder of Ms. Pominski’s life.

In general, the payment of benefits under the Executive Salary Continuation Agreements, as amended, is contingent on the Named Executive Officer a party to such agreement not competing with the Bank for one (1) year after termination of employment; however, in the event there is a change in control of the Bank, the normal retirement benefit under the Executive Salary Continuation Agreements, as amended, and the SERP Agreements becomes fully vested without regard to the non-competition obligations and will be paid in equal monthly installments commencing thirty (30) days following consummation of the change in control and continuing for the remainder of the executive’s life. A change in control will be deemed to have occurred if a “change in ownership,” a “change in the effective control,” or a “change in the ownership of a substantial portion of the assets” of the Bank occurs, as such terms are defined in Treasury Regulation §1.409A-3(i)(5) or any subsequent, applicable Treasury Regulation. In addition, as described above, Ms. Pominski is subject to an extended non-compete since she is currently receiving the early retirement benefits under her amended 2015 SERP Agreement, as described above.

At December 31, 2024, the accrual balance, vested balance for purposes of early retirement benefits, and percentage vested for purposes of early retirement benefits for each of the Named Executive Officers was as follows:

Named Executive Officer	Accrual Balance at December 31, 2024	Vested Balance at December 31, 2024	Percent Vested at December 31, 2024

John C. McDearman III(1)	296,149	—	—
John Foster(1)	122,154	—	—
Taylor Walker(1)	51,484	—	—
Clark Oakley(1)	123,240	123,240	100%
Kayla Hawkins(1)	—	—	—

(1)
None of Mr. McDearman, Mr. Foster, Mr. Walker, or Ms. Hawkins were eligible for early retirement, or in the case of Mr. Walker, Mr. Foster, and Ms. Hawkins, retirement as of December 31, 2024, though Mr. McDearman reached early retirement age on February 3, 2025. Mr. Oakley reached early retirement age on November 13, 2024. Mr. Walker is not a party to an Executive Salary Continuation Agreement and his 2018 SERP Agreement does not contain an early retirement payment opportunity and Mr. Foster’s 2015 SERP Agreement does not contain an early retirement payment. Ms. Hawkins is not a party to an Executive Salary Continuation Agreement or any SERP Agreements.

The Bank has purchased life insurance policies or other assets to provide the benefits payable to the Named Executive Officers and other executive officers that are a party to Executive Salary Continuation Agreements, as amended, and the SERP Agreements with the Bank. These insurance policies are the sole property of the Bank and are payable to the Bank. At December 31, 2024, the total liability of the Bank to the Named Executive Officers (including Ms. Pominski) under the Executive Salary Continuation Agreements, as amended, and the SERP Agreements totaled $1,311,378, while the cash surrender value and face amount of the life insurance policies and annuity policies associated with these Named Executive Officers totaled approximately $12,043,002 and $13,800,414, respectively.

In the event that there was a change in control of the Company on December 31, 2024, all outstanding options, stock appreciation rights and RSUs that were then unvested would have vested. At that date, Messrs. McDearman, Foster, Oakley and Walker and Ms. Hawkins held 2,000, 3,334, 2,000, 4,500 and 833 unvested stock options and 0, 333, 0, 0 and 0 unvested cash-settled SARs, respectively. At that date, Mr. McDearman, Mr. Oakley and Ms. Hawkins also held 1,000,334, and 617 unvested time-based vesting RSUs, respectively. Accelerated vesting of stock option and cash-settled SARs are calculated as the difference between the sales price of our Common Stock on December 31, 2024 (or the date closest to December 31, 2024 on which the Company's Common Stock traded and of which the Company has knowledge) ($75.10 per share) and the respective exercise prices of in-the-money unvested stock options and cash-settled SARs. Therefore, the aggregate value of these unvested options and cash-settled SARs (the closing sales price less the exercise price) was $26,000, $44,816, $23,700, $38,950 and $11,564 for Messrs. McDearman, Foster, Oakley and Walker and Ms. Hawkins, respectively. Accelerated vesting of the RSU amounts are calculated as the product of the number of underlying shares of the Company’s Common Stock into which the vested RSUs would settle and the sales price of the Company’s Common Stock on December 31, 2024 (or the date closest to December 31, 2024 on which the Company's Common Stock traded and of which the Company has knowledge) ($75.10 per share). As a result, the aggregate value of these unvested RSUs was $75,100.00, $25,083.40 and $46,337 for Messrs. McDearman and Oakley and Ms. Hawkins, respectively.

In connection with her retirement from the Bank on March 31, 2024, the Personnel Committee approved the acceleration of the vesting of all of the then outstanding but unvested options and SARs previously awarded to Ms. Pominski. The value of these accelerated options and SARs, based on the price at which the Company’s Common Stock last traded prior to March 31, 2024 and of which the Company had knowledge ($72.25 per share) was $30,450, net of the exercise or grant price associated with the awards.

Had a Named Executive Officer died on December 31, 2024, his or her designated beneficiary would have been entitled to receive a payment of $400,000 from the Bank pursuant to the terms of the Named Executive Officer’s Executive Survivor Income Agreement or the Director Survivor Income Agreement, as applicable, and the Split-Dollar Benefit described above.

Had a Named Executive Officer been terminated on December 31, 2024, such officer would have already received the full amount of his or her annual cash incentive payment earned for the year ended December 31, 2024 as it was paid on December 9, 2024. These amounts are reflected in the Summary Compensation Table below.

2024 Summary Compensation Table

The following table provides information as to annual, long-term or other compensation awarded to, earned by or paid to, during the periods presented, for Mr. McDearman, the Company’s Chief Executive Officer, Ms. Pominski, the Company's Chief Financial Officer from January 1, 2024 - February 29, 2024, Ms. Hawkins, the Company’s Chief Financial Officer beginning March 1, 2024, and the three (3) most highly compensated executive officers of the Company or the Bank other than the Chief Executive Officer and Chief Financial Officers with total compensation over $100,000 for the years ended December 31, 2024, December 31, 2023 and December 31, 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($) (2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) (6)(7) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

John C. McDearman III, President	2024	603,200	500	—	—	729,994	52,513	56,769	1,442,976
and Chief Executive Officer of the	2023	580,000	—	86,250	—	632,677	47,532	54,239	1,400,698
Company and Chief Executive Officer of the Bank	2022	555,000	500	—	—	697,986	42,955	50,761	1,347,202

Lisa Pominski, Chief Financial	2024	83,412	—	—	—	—	365,477	179,403	628,292
Officer of the Company and the	2023	323,931	—	—	—	126,535	76,654	52,811	579,931
Bank (8)	2022	311,472	500	—	—	139,597	58,572	49,736	559,877

Kayla Hawkins, Chief Financial	2024	315,833	500	29,816	—	145,999	—	50,136	542,284
Officer of the Company and the Bank(9)

John Foster, Executive Vice	2024	415,740	500	—	—	560,636	28,125	50,705	1,055,706
President of the Company and	2023	399,750	—	—	43,851	485,896	25,240	47,934	1,002,671
President of the Bank	2022	374,751	500	—	—	536,053	22,595	44,544	978,443

Taylor Walker, Executive Vice	2024	313,815	500	—	—	204,398	10,885	53,931	583,529
President of the Bank	2023	300,300	—	—	69,832	177,150	9,783	49,394	606,459

Clark Oakley, Executive Vice	2024	313,269	500	—	—	145,999	15,857	53,639	529,264
President and Chief Operating	2023	304,724	—	28,773	—	126,535	14,617	49,379	524,029
Officer of the Bank	2022	288,004	500	—	80,877	139,597	13,468	47,763	570,209

(1)
In 2022, the Company paid a special cash bonus of $500 to every employee, including the Named Executive Officers, to help combat some of the inflationary pressures from the volatile economic environment in 2022. In 2024, the Company paid a $500 mid-year bonus to all employees, including the Named Executive Officers, in celebration of crossing the $5 billion asset threshold.
(2)
The "Stock Awards" column represents the grant date fair value of the RSUs granted to the Named Executive Officer in 2023 and 2024. The RSUs contain forfeiture restrictions that lapse in one-fifth pro rata increments on each of the first five anniversaries of the grant date of the award. Consequently, to calculate the grant date fair value of these awards in accordance with the requirements of FASB ASC Topic 718, Compensation, Stock Compensation, the Company multiplied the price at which the Company’s Common Stock was last traded and of which the Company was aware on the date closest, but prior, to the date of grant by the number of RSUs granted. For a description of the assumptions used by the Company in valuing these awards for the fiscal year ended December 31, 2024, please see “Note 19 – Equity Incentive Plan to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”). In 2023, Messrs. McDearman and Oakley were granted 1,250 and 417 RSUs, respectively. In 2024, Ms. Hawkins was granted 417 RSUs.
(3)
The amounts in the column captioned “Option Awards” reflect the aggregate grant date fair value of $28.31 per stock option granted to Mr. Foster and $27.93 per stock option granted to Mr. Walker in 2023. Additionally, this column reflects the aggregate grant date fair value of $24.26 per stock option granted to Mr. Oakley in 2022 as of the date of grant in accordance with FASB ASC Topic 718, Compensation – Stock Compensation, and were based on an expected term of seven years for stock option awards. For a description of the assumptions used by the Company in valuing these awards for the fiscal year ended December 31, 2024, please see “Note 19 – Equity Incentive Plan” to the Company’s consolidated financial statements included in the 2024 Form 10-K. In 2023, Messrs. Foster and Walker were granted 1,667 stock options and 2,500 stock options, respectively. Mr. Oakley was granted 3,333 stock options in 2022.
(4)
Represents the change in the actuarial present value of the accumulated benefit of the Executive Salary Continuation Agreements, as amended, and SERP Agreements, as amended. The actuarial present value under Ms. Pominski’s Executive Salary Continuation Agreement, as amended, and SERP Agreements increased by $429,995 in the aggregate in 2024; however, this increase was offset in part by the monthly distributions made thereunder to Ms. Pominski in 2024 following her retirement from the Company and the Bank on March 31, 2024, for a net increase of $365,477 in the aggregate actuarial present value under such agreements.
(5)
Represents for fiscal year 2022 (i) the Company’s matching grants under the Company’s 401(k) Plan and contributions under the Company’s profit sharing plan in the amounts of $28,975 for Mr. McDearman; $28,975 for Mr. Foster; $28,975 for Ms. Pominski; and $22,652 for Mr. Oakley; (ii) health insurance premiums of $18,814 for Mr. McDearman; $11,350 for Mr. Foster; $13,016 for Ms. Pominski; and $18,814 for Mr. Oakley; (iii) fuel allowance for personal use of a Company owned car in the amount of $1,848 for Mr. McDearman; and $3,299 for Mr. Foster; and an auto allowance of $5,000 for Mr. Oakley; and (iv) the value of premiums paid under the Company’s bank owned life insurance policies in the amounts of $1,124, $920, $7,745, and $1,297 for Mr. McDearman, Mr. Foster, Ms. Pominski, and Mr. Oakley, respectively, in relation to the Company's bank owned life insurance plan.
(6)
Represents for fiscal year 2023 (i) the Company’s matching grants under the Company’s 401(k) Plan and contributions under the Company’s profit sharing plan in the amounts of $31,350 for Mr. McDearman; $31,350 for Mr. Foster; $31,350 for Ms. Pominski; $29,400 for Mr. Walker; and $28,335 for Mr. Oakley; (ii) health insurance premiums of $19,566 for Mr. McDearman; $11,803 for Mr. Foster; $13,536 for Ms. Pominski; $19,566 for Mr. Walker; and $19,566 for Mr. Oakley; (iii) fuel allowance for personal use of a Company owned car in the amount of $2,044 for Mr. McDearman and $3,773 for Mr. Foster; and (iv) the value of premiums paid under the Company’s bank owned life insurance policies in the amounts of $1,280, $1,008, $7,925, $428 and $1,478 for Mr. McDearman, Mr. Foster, Ms. Pominski, Mr. Walker and Mr. Oakley, respectively, in relation to the Company's bank owned life insurance plan.
(7)
Represents for fiscal year 2024 (i) the Company’s matching grants under the Company’s 401(k) Plan and contributions under the Company’s profit sharing plan in the amounts of $32,775 for Mr. McDearman; $32,775 for Mr. Foster; $7,973 for Ms. Pominski; $30,475 for Ms. Hawkins; $30,475 for Mr. Walker; and $31,536 for Mr. Oakley; (ii) health insurance premiums of $20,443 for Mr. McDearman; $12,947 for Mr. Foster; $3,578 for Ms. Pominski; $19,245 for Ms. Hawkins; $20,443 for Mr. Walker; and $20,443 for Mr. Oakley; (iii) fuel allowance for personal use of a Company owned car in the amount of $2,090 for Mr. McDearman, $3,859 for Mr. Foster, and $2,573 for Mr. Walker; (iv) the value of premiums paid under the Company’s bank owned life insurance policies in the amounts of $1,460, $1,124, $2,604, $416, $440 and $1,660 for Mr. McDearman, Mr. Foster, Ms. Pominski, Ms. Hawkins, Mr. Walker and Mr. Oakley, respectively, in relation to the Company's bank owned life insurance plan, and (v) the Company’s payment of $59,762 in retainer and retreat fees to Ms. Pominski and health insurance premiums of $10,518 for Ms. Pominski, in each case in relation to her service on the Board of Directors from April 1, 2024 to December 31, 2024 following her retirement from the Company and the Bank on March 31, 2024; (vi) the monthly payments to Ms. Pominski under her Executive Salary Continuation Agreement, as amended, and SERP Agreements following her retirement on March 31, 2024 in the aggregate amount of $64,518; and (vii) $30,450 associated with the value of the unvested options and cash-settled SARs previously awarded to Ms. Pominski, the vesting of which was accelerated in connection with her retirement.
(8)
Ms. Pominski, who served as the Company’s Chief Financial Officer for all of 2023, stepped down from that position effective March 1, 2024 in connection with her planned retirement which occurred on March 31, 2024.
(9)
Ms. Hawkins replaced Ms. Pominski as the Company's Chief Financial Officer beginning March 1, 2024.

Grants of Plan-Based Awards for Fiscal Year 2024

The following table summarizes certain information regarding grants of plan-based awards to the Named Executive Officers in 2024:

Name	Award Type	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Under-lying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
(a)	(b)	(c)(2)	Threshold ($) (d)	Target ($) (e)(1)	Maximum ($) (f)	Threshold ($) (g)	Target ($) (h)	Maximum ($) (i)	(#) (j)(2)	(#) (k)	($/Sh) (l)	(m)(3)
John C. McDearman III	Annual Cash Incentive	—	—	730,494	—	—	—	—	—	—	—	—
John Foster	Annual Cash Incentive	—	—	561,136	—	—	—	—	—	—	—	—
Kayla Hawkins	RSUs	2/8/2024	__	__	__	__	__	__	417	__	71.50	29,816
	Annual Cash Incentive	—	—	146,499	—	—	__	—	—	—	—	—
Taylor Walker	Annual Cash Incentive	—	—	204,898	—	—	—	—	—	—	—	—
Clark Oakley	Annual Cash Incentive	—	—	146,499	—	—	—	—	—	—	—	—
Lisa Pominski	Annual Cash Incentive	—	—	—	—	—	—	—	—	—	—	—

(1)
Messrs. McDearman, Foster, Walker and Oakley and Ms. Hawkins were eligible for a cash incentive payment equal to 1.25%, .96%, .35%, .25% and .25%, respectively, of the Bank’s estimated after tax earnings for fiscal 2024 as of December 9, 2024, the date the executive was paid his or her cash incentive payment. In addition, the Company paid a special cash bonus of $500 to every employee, including the Named Executive Officers, in celebration of the Bank crossing the $5 billion asset threshold. Messrs. McDearman, Foster, Walker and Oakley and Ms. Hawkins were paid cash incentive payments of $730,494, $561,136, $204,898, $146,499 and $146,499, respectively, for the fiscal year ended December 31, 2024. Ms. Pominski was not eligible for a cash incentive plan given her retirement from the Company on March 31, 2024.
(2)
On February 8, 2024, Ms. Hawkins was granted 417 RSUs. These RSUs vest ratably, subject to the employee’s continued employment, each year over a five-year period from the date of grant.
(3)
The amount in column (m) reflects, for RSUs, the aggregate grant date fair value of $71.50 per RSU for Ms. Hawkins as of the date of grant in accordance with FASB ASC Topic 718, Compensation – Stock Compensation. For a description of the assumptions used by the Company in valuing these awards, please see “Note 19- Equity Incentive Plan” to the Company’s consolidated financial statements included in the 2024 Form 10-K.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2024.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised/ Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)		(i)	(j)
	2,500	—	(1)	—	47.25	06/27/2028	—		—		—	—
John C. McDearman III	1,500	2,000	(2)	—	62.10	10/25/2031	—		—		—	—
	—	—		—	—	—	1,000	(3)	75,100	(5)	—	—
	4,000	—		—	62.10	12/6/2031	—		—		—	—
Lisa Pominski(6)	3,750	—		—	40.25	9/26/2026	—		—		—	—
	600	—		—	62.10	12/6/2031	—		—		—	—
	—	100	(2)	—	54.75	3/6/2030	—		—		—	—
Kayla Hawkins	—	733	(2)	—	62.10	12/6/2031	—		—		—	—
	—	—		—	—	—	417	(4)	31,317	(5)	—	—
	—	—		—	—	—	200	(3)	15,020	(5)	—	—
	1,667	—	(1)	—	40.75	12/29/2026	—		—		—	—
	500	333	(1)	—	62.10	12/06/2031	—		—		—	—
John Foster	834	—	(1)	—	47.25	7/20/2028	—		—		—	—
	1,500	1,000	(2)	—	62.10	12/06/2031	—		—		—	—
	333	1,334	(2)	—	69.00	5/23/2033	—		—		—	—
	1,650	1,000	(2)	—	55.75	4/29/2030	—		—		—	—
	667	1,000	(2)	—	64.40	05/31/2032	—		—		—	—
	500	2,000	(2)	—	69.00	05/12/2033	—		—		—	—
Taylor Walker	1,000	1,500	(2)	—	64.40	03/23/2032	—		—		—	—
	833	—	(2)	—	46.00	05/18/2028	—		—		—	—
	1,100	—	(2)	—	40.75	01/5/2027	—		—		—	—
	1,333	2,000	(2)	—	63.25	2/25/2032	—		—		—	—
Clark Oakley	837	—	(2)	—	40.75	12/29/2026	—		—		—	—
	1,667	—	(2)	—	46.00	05/18/2028	—		—		—	—
	—	—		—	—	—	334	(3)	25,083	(5)	—	—

(1)
Represents cash-settled SARs granted in 2016, 2018, and 2021 that vest in 20% increments on each anniversary of the grant date for the first five (5) years of the ten (10) year term.
(2)
Represents options granted in 2016, 2018, 2020, 2021, and 2022 that vest in 20% increments on each anniversary of the grant date for the first five (5) years of the ten (10) year term.
(3)
Represents RSUs granted in 2023 that vest in 20% increments on each of the first five (5) anniversaries of the grant date. Mr. McDearman’s 2023 RSU award was granted on May 22, 2023, Ms. Hawkins’s 2023 RSU award was granted on May 22, 2023 and Mr. Oakley’s 2023 RSU award was granted on May 23, 2023.
(4)
Represents RSUs granted on February 8, 2024 that vest in 20% increments on each of the first five (5) anniversaries of the grant date
(5)
Market value is determined by multiplying the price was which the Company's Common Stock last traded prior to December 31, 2024 and of which the Company had knowledge ($75.10) by the number of shares of the Company's Common Stock issuable in settlement of the RSUs.
(6)
Vesting of Ms. Pominski’s cash-settled SARs and options was accelerated and such awards were fully vested in connection with her retirement from the Company on March 31, 2024.

Option Exercises and Stock Vested for Fiscal Year 2024

The following table provides information related to options, and cash-settled SARs exercised for each of the Named Executive Officers during the 2024 fiscal year and RSUs that vested during 2024. The Company granted cash-settled SARs to certain of its Named Executive Officers in 2016, 2018, and 2021 and twenty percent (20%) of those awards vested in 2017, 2018, 2019, 2020, and 2021 for the 2016 grant and in 2019, 2020, 2021, 2022, and 2023 for the 2018 grant and in 2022, 2023 and 2024 for the 2021 grant.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)(1)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
John C. McDearman III	1,500	19,500	250	18,063
Kayla Hawkins	1,750	28,815	50	3,613
John Foster	1,550	27,003	—	—
Taylor Walker	1,100	37,785	—	—
Clark Oakley	330	10,766	83	5,997
Lisa Pominski	—	—	—	—

(1)
Represents the difference between the exercise price for the options, or cash-settled SARS, exercised and the price at which the Company’s Common Stock last traded and of which the Company had knowledge prior to the exercise of the option or cash-settled SAR.

Pension Benefits for Fiscal Year 2024

The following table reflects information related to the Company’s Executive Salary Continuation Agreements and SERP Agreements with each of the Named Executive Officers that is a party to such an agreement:

Name (3)	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit (1) ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
John C. McDearman, III	Executive Salary Continuation Agreement, as amended	25	24,936	—
	SERP Agreements	25	271,213	—
Lisa Pominski	Executive Salary Continuation Agreement, as amended	37	24,468	—
	SERP Agreements	37	693,883	64,518 (2)
John Foster	SERP Agreements	27	122,154	—
Taylor Walker	SERP Agreements	12	51,484	—
Clark Oakley	SERP Agreements	29	123,240	—

(1)
Amount represents the accrued liability balance at December 31, 2024 For more information see “Note 18 - Salary Deferral Plans” to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The Executive Salary Continuation Agreements were frozen as of October 1, 2012.
(2)
Effective March 31, 2024, Ms. Pominski retired as an employee of the Company and the Bank and began receiving payments under her SERP Agreements and Executive Salary Continuation Agreement, as amended.
(3)
Ms. Hawkins is not a party to an Executive Salary Continuation Agreement or SERP Agreement.

For a more detailed discussion of these Executive Salary Continuation Agreements, as amended, and the SERP Agreements, see “Compensation Discussion and Analysis - Post-Termination Benefits” above.

Stock Option Grant Practices

Though equity-based compensation has historically made up a small percentage of the compensation of our employees, and has been used largely in connection with promotions or the hiring of new employees, we have from time to time utilized stock options, cash-settled SARs, restricted shares or restricted stock units, including those with performance-based vesting criteria, as part of our employee compensation programs. While we do not have a formal written policy in place with regard to the timing of awards of options, cash-settled SARs or similar awards in relation to the disclosure of material nonpublic information, in part because of such limited use of equity-based compensation, our practice has been to make awards on dates that do not begin in any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such reports. Historically, our Personnel Committee has granted stock options or cash-settled SARs on a limited number of dates during each year and in 2023 began the practice of making annual grants in May, though on limited occasions the Personnel Committee may grant stock options or cash-settled SARs outside of this annual grant cycle for new hires, promotions, recognition, retention or other purposes. Our Personnel Committee approves all option and cash-settled SAR awards for our employees on or before the grant date and does not grant such awards in anticipation of the release of material nonpublic information, nor does the Company time the release of material nonpublic information based on stock option and cash-settled SAR grant dates.

During fiscal year 2024, (i) none of our named executive officers were awarded stock options or cash-settled SARs and (ii) we did not time the disclosure of material nonpublic information for the purpose of affecting the value of our named executive officers’ compensation.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.” The Personnel Committee and Board of Directors did not consider the pay-versus-performance disclosures below when making their pay decisions for any of the years shown.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (millions) (7)	Bank Net Income (millions) (8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$1,442,976	$1,431,589	$667,815	$658,502	$154	$133	$56.664	$58.153
2023	$1,400,698	$1,385,137	$678,273	$667,567	$143	$97	$48.992	$50.455
2022	$1,347,202	$1,385,488	$843,277	$881,057	$133	$98	$53.020	$54.851
2021	$1,336,169	$1,366,357	$721,938	$719,386	$121	$124	$49.426	$50.867
2020	$1,055,310	$1,077,414	$573,521	$586,280	$110	$90	$38.492	$39.559

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. McDearman (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table.
(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. McDearman, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid Mr. McDearman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. McDearman’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Change in the Actuarial Present Value of Pension Benefits(c)	Pension Benefit Adjustments (d)	Compensation Actually Paid to PEO
2024	$1,442,976	—	$3,341	$(52,513)	$37,785	$1,431,589
2023	$1,400,698	(86,250)	$82,392	$(47,532)	$35,828	$1,385,137
2022	$1,347,202	—	$47,254	$(42,955)	$33,987	$1,385,488
2021	$1,336,169	(116,635)	$154,964	$(40,395)	$32,254	$1,366,357
2020	$1,055,310	—	$25,256	$(16,230)	$13,078	$1,077,414

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year, and these values are calculated in accordance with FASB ASC Topic 718.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted During that Year that Remained Unvested as of the Last Day of the Year	Year over Year change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Year	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in Prior Years that Vested During the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	—	$(10,087)	—	$11,491	—	$1,938	$3,341
2023	$89,375	$(3,381)	—	$(4,539)	—	$938	$82,392
2022	—	$32,146	—	$15,108	—	—	$47,254
2021	$124,530	$18,125	—	$12,309	—	—	$154,964
2020	—	$14,005	—	$11,251	—	—	$25,256

(c)
The amounts included in this column are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table for each applicable year.
(d)
The total pension benefit adjustments for each applicable year include the aggregate of two components: (i) the actuarially determined service cost for services rendered by Mr. McDearman during the applicable year (the “service cost”); and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. GAAP. The amounts deducted or added in calculating the pension benefit adjustments are as follows:

Year	Service Cost	Prior Service Cost	Total Pension Benefit Adjustments
2024	$37,785	—	$37,785
2023	$35,828	—	$35,828
2022	$33,987	—	$33,987
2021	$32,254	—	$32,254
2020	$13,078	—	$13,078

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s Named Executive Officers as a group (excluding Mr. McDearman, who has served as our CEO since 2020, and excluding in years 2020, 2021, 2022 and 2023, Ms. Hawkins who became our Chief Financial Officer in 2024) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the Named Executive Officers (excluding Mr. McDearman) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, John Foster, Taylor Walker, Clark Oakley, Lisa Pominski and Kayla Hawkins, (ii) for 2023, John Foster, Taylor Walker, Lisa Pominski and Clark Oakley, for (Iii) 2022, John Foster, Gary Whitaker, Lisa Pominski and Clark Oakley; (iv) for 2021, John Foster, Gary Whitaker, Lisa Pominski and Clark Oakley; and (v) for 2020, John Foster, Gary Whitaker, Lisa Pominski and Clark Oakley. The amount reported in the “Total” column of the Summary Compensation Table for Ms. Pominski for 2024 was disproportionately impacted in comparison to prior years as a result of the inclusion in 2024 of (i) the increase in the actuarial present value of her Executive Salary Continuation Agreement, as amended, and her SERP Agreements resulting from Ms. Pominski fully vesting in the early retirement benefits payable under such agreements upon her retirement from the Company and the Bank on March 31, 2024, (ii) the Company’s payment of $59,762 in retainer and retreat fees to Ms. Pominski and health insurance premiums of $10,518 for Ms. Pominski, in each case in relation to her service on the Board of Directors from April 1, 2024 to December 31, 2024 following her retirement from the Company and the Bank on March 31, 2024; (iii) the monthly payments to Ms. Pominski under her Executive Salary Continuation Agreement, as amended, and SERP Agreements following her retirement on March 31, 2024 in the aggregate amount of $64,518; and (iv) $30,450 associated with the value of the unvested options and cash-settled SARs previously awarded to Ms. Pominski, the vesting of which was accelerated in connection with her retirement.
(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Named Executive Officers as a group (excluding Mr. McDearman and in all years but 2024, Ms. Hawkins), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned, realized or received by the Named Executive Officers as a group (excluding Mr. McDearman and in all years but 2024, Ms. Hawkins) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Named Executive Officers as a group (excluding Mr. McDearman) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments	Average Compensation Actually Paid to Non-PEO NEOs
2024	$667,815	$5,963	$(17,051)	$(84,069)	$85,844	$658,502
2023	$678,273	$(35,614)	$32,459	$(31,574)	$24,023	$667,567
2022	$843,277	$(50,551)	$97,874	$(68,643)	$59,101	$881,057
2021	$721,938	$(47,937)	$59,785	$(44,920)	$30,519	$719,386
2020	$573,521	$(16,447)	$37,430	$(30,103)	$21,878	$586,280

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted During Year that Remained Unvested as of the Last Day of the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Year	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in Prior Years that Vested during the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2024	$6,263	$(10,921)	—	$(12,684)	—	$290	$(17,051)
2023	$38,383	$(2,581)	—	$(3,422)	—	$78	$32,459
2022	$26,156	$24,592	$40,458	$6,667	—	—	$97,874
2021	$40,506	$10,228	—	$9,052	—	—	$59,785
2020	$27,186	$4,613	—	$5,630	—	—	$37,430

(b)
The amounts deducted or added in calculating the total pension benefit adjustments are as follows:

Year	Average Service Cost	Average Prior Service Cost	Total Average Pension Benefit Adjustments
2024	$7,771	78,073	$85,844
2023	$24,023	—	$24,023
2022	$59,101	—	$59,101
2021	$30,519	—	$30,519
2020	$21,878	—	$21,878

(5)
Cumulative total shareholder return ("TSR") is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)
The peer group used for this purpose is the following published industry index: KBW NASDAQ Bank Index. This index is market cap weighted and includes all reinvestment of dividends.
(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)
The dollar amounts reported represent the amount of net income for the Bank for each applicable year. Net income for the Bank is the performance metric utilized for purposes of the annual cash incentive plan in which the Named Executive Officers participate and is the only performance metric utilized for our Named Executive Officers’ compensation. Accordingly, we are presenting it as our company-selected measure required under Item 402(v) of Regulation S-K. Bank net income, rather than the Company’s net income, is utilized for the annual cash incentive plan because the Company believes it more directly reflects the performance of the Company's core banking business activities.

Financial Performance Measures

As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s performance–based executive compensation program is based exclusively on the Bank’s net income with the objective of incentivizing our Named Executive Officers to increase the value of our enterprise for our shareholders. The Personnel Committee utilizes the Bank’s net income because the Company believes it more directly reflects the performance of the Company’s core business activities.

Relationship Between Compensation Actually Paid and Cumulative TSR

As demonstrated by the following graph, the amount of compensation actually paid to Mr. McDearman and the average amount of compensation actually paid to the Company’s Named Executive Officers as a group (excluding Mr. McDearman and in all years but 2024, Ms. Hawkins) is generally aligned with the Company’s cumulative TSR over the five years presented in the table. The alignment of compensation actually paid with the Company’s cumulative TSR over the period presented is because a portion of the compensation actually paid to Mr. McDearman and to the other Named Executive Officers is comprised of stock options, cash-settled stock appreciation rights and/or time-based vesting restricted stock units in one or more of the periods reflected.

Compensation Actually Paid vs Company TSR
PEO
Average for Non-PEO NEOs
TSR
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Compensation Actually Paid
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Cumulative TSR
(value of initial $100 investment)
$100
$110
$121
$133
$143
$154
2019
2020
2021
2022
2023
2024

Relationship Between Compensation Actually Paid and the Company's Net Income

As demonstrated by the following table, the amount of compensation actually paid to Mr. McDearman and the average amount of compensation actually paid to the Company’s Named Executive Officers as a group (excluding Mr. McDearman and in all years but 2024, Ms. Hawkins) is generally aligned with the Company’s and the Bank's net income over the five years presented in the table. The alignment of compensation actually paid with the Company’s and the Bank's net income over the period presented is because a significant portion of the compensation actually paid to Mr. McDearman and to the other Named Executive Officers is based upon net income of the Bank, which accounts for substantially all of the Company's net income and is the sole performance metric utilized for the Company’s annual cash incentive plan as described in more detail in the section “Executive Compensation- Compensation Discussion and Analysis.”

Compensation Actually Paid vs. Company's Net Income
Compensation Actually Paid
Company's Net Income (millions)
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$60.00
$55.00
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$38.49
$49.43
$53.02
$48.99
$56.66
2020
2021
2022
2023
2024
PEO
Average for Non-PEO NEOs
Net Income

Compensation Actually Paid vs. Bank Net Income
Compensation Actually Paid
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Bank Net Income (millions)
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$39.56
$50.87
$54.85
$50.46
$58.15
2020
2021
2022
2023
2024
PEO
Average for Non-PEO NEOs
Bank Net Income

Cumulative TSR of the Company and Cumulative TSR of the Peer Group

As demonstrated by the following graph, the Company’s cumulative TSR over the five year period presented in the table was 54%, while the cumulative TSR of the peer group presented for this purpose, the KBW NASDAQ Bank Index, was 33% over the five years presented in the table. The Company’s cumulative TSR outperformed the KBW NASDAQ Bank Index over the five years presented in the table, representing the Company’s superior financial performance as compared to the companies comprising the KBW NASDAQ Bank Index peer group. For more information regarding the Company’s performance and the peer group that the Personnel Committee considers when determining compensation, refer to “Executive Compensation – Compensation Discussion and Analysis.”

Company TSR vs. Peer Group TSR
Cumulative TSR
(value of initial $100 investment)
$160
$150
$140
$130
$120
$110
$100
$90
2019
2020
2021
2022
2023
2024
$100
$110
$121
$133
$143
$154
$90
$124
$98
$97
$133
Company Cumulative TSR
KBW NASDAQ Bank Index Cumulative TSR

CEO Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information for the year ended December 31, 2024:

The annual total compensation of our employee whose compensation placed the employee at the median of all employees of our company (other than our CEO) in 2024, was $57,362; and the annual total compensation of Mr. McDearman, our President and Chief Executive Officer in 2024, was $1,442,976. Based on this information, for 2024, the ratio of the annual total compensation of our President and Chief Executive Officer to the annual total compensation of our median employee is 25 to 1.

We completed the following steps to identify the annual total compensation of our employee whose compensation placed the employee at the median of all employees and our CEO:

As of December 31, 2024, our employee population consisted of approximately 620 employees, including all full-time, part-time, temporary, and seasonal employees employed on that date.

· To find the median of the annual total compensation of our employees (other than our CEO), we used original gross earnings, which includes all wages paid - inclusive of salary, overtime, straight time, incentives, bonus and commissions - in each case paid before any deductions are made for pre-tax reductions or after-tax deductions for fiscal 2024. In making this determination, we annualized compensation for full-time and part-time permanent employees who were employed on December 31, 2024, but did not work for us the entire year. No full-time equivalent adjustments were made for part-time employees.

· We identified our median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation.

· After identifying the median employee, we added together all of the elements of that employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $57,324. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2024 Summary Compensation Table appearing on page 27 of this Proxy Statement, which is also in accordance with the requirements of Item 402(c)(2)(x).

DIRECTOR COMPENSATION

The Company’s directors are classified in three (3) classes, with directors in each class serving for three (3) year terms and until his or her successor has been duly elected and qualified. The Board of Directors of the Company also serves as the Board of Directors of the Bank. In April 2023, the Company changed its compensation program for its non-employee directors to pay such directors a monthly retainer equal to $6,000 in replacement of the prior structure of a combination of a partial retainer and per meeting fees. The non-employee directors continue to receive incremental fees paid for attending board retreats. For 2024, the Board approved an increase to the monthly retainer to $6,120. As a result, in 2024, each non-employee director (other than Ms. Pominski and Ms. Varallo) received a retainer fee of $42,595 for his or her services as a director of the Company. In addition, each non-employee director received a retainer fee of $30,845 for his or her services as a director of the Bank. Ms. Pominski received a retainer fee of $31,946 for her services as director of the Company for April 2024 to December 2024. In addition, Ms. Pominski received a retainer fee of $23,134 for her services as a director of the Bank for April 2024 to December 2024. Ms. Pominski did not receive any separate consideration for her board service prior to her retirement from the Company and the Bank. Ms. Varallo received a retainer fee of $14,198 for her services as director of the Company for January 2024 to April 2024. In addition, Ms. Varallo received a retainer fee of $10,282 for her services as a director of the Bank for January 2024 to April 2024. In addition, fees of $3,621 and $2,622 were paid to each of the non-employee directors of the Company and the Bank, respectively, for attendance at the Company and the Bank planning retreats held during 2024. Ms. Pominski received payments of $2,715 and $1,966 for attendance at the Company and the Bank planning retreats that she attended in 2024. Mr. Comer received $400 per meeting for four (4) meetings for serving on the Advisory Board of the Smith County branches of the Bank. Mr. Bell received $400 per meeting for four (4) meetings for serving on the Advisory Board of the DeKalb County branches of the Bank. Mr. Jordan received $200 per meeting for three (3) meetings for serving on the Advisory Board of the Rutherford County branches of the Bank. In addition, beginning in 2019, the Company began paying the entire health insurance premium for certain family members of each non-employee director. Previously, these amounts were paid by the directors. The monthly amount of such premiums are set out in footnote 4 to the below table.

On April 14, 2014, the Bank entered into a Director Survivor Income Agreement with each of Messrs. Jack Bell, Randall Clemons, James Comer, Elmer Richerson and James Patton, on April 6, 2015, the Bank entered into a Director Survivor Income Agreement with Mr. Jordan, and on June 1, 2020, the Bank entered into a Director Survivor Income Agreement with each of Messrs. Clint Swain and Mike Maynard (the “Director Survivor Income Agreement”). The Director Survivor Income Agreements were entered into to encourage Messrs. Bell, Clemons, Comer, Jordan, Patton, Richerson, Swain and Maynard to remain in service to the Bank by the Bank’s commitment to provide certain survivor income benefits to those directors’ designated beneficiaries if he dies prior to the termination of his service on the Bank’s Board of Directors. Ms. Pominski is a party to an Executive Survivor Income Agreement, the terms of which are described elsewhere in this Proxy Statement under the header “EXECUTIVE COMPENSATION – Compensation Discussion & Analysis – Additional Life Insurance Benefit.”

In the event that Messrs. Bell, Clemons, Comer, Jordan, Swain, Maynard, Richerson or Patton is removed from the Board of Directors or is permanently prohibited from participating in the Bank’s activities by an order of the Bank’s regulators, or his service on the Board of Directors is terminated for “cause”, in each case prior to such person’s death, all obligations of the Bank under the relevant Director Survivor Income Agreement shall terminate. Cause under these agreements means the Bank has terminated the Director’s service for any of the following reasons: (i) gross negligence or gross neglect of duties; (ii) commission of a felony or of a gross misdemeanor involving moral turpitude; or (iii) fraud, disloyalty, or willful violation of any law or significant Bank policy committed in connection with the director’s service on the Board of Directors and resulting in an adverse effect on the Bank.

The amounts payable to Messrs. Bell’s, Clemons’, Comer’s, Jordan’s, Maynard’s, Richerson’s, Swain’s, or Patton’s survivors under the Director Survivor Income Agreements are largely fixed, though in some instances are reduced based on the age of the director at the time his service on the Board of Directors is terminated. As of December 31, 2024, the amount payable under the agreements with each of the directors was $400,000. The Bank will pay the benefits due under the Director Survivor Income Agreements from its general assets, but only so long as one of the Bank’s general assets is an enforceable life insurance policy on the director’s life that was issued by Massachusetts Mutual Life Insurance Company and Midland National Life Insurance Company.

In addition, Messrs. Clemons and Richerson and Ms. Pominski each entered into an Executive Salary Continuation Agreement and SERP Agreements while serving as executive officers of the Company and the Bank. As noted below, each of Mr. Clemons and Mr. Richerson retired from the Company and the Bank after reaching the normal retirement age of 65. Accordingly, subject to any applicable non-competition covenants included therein, each is entitled to receive normal retirement benefits under the Executive Salary Continuation Agreement, as amended, and SERP Agreements to which he is a party. As discussed above in the Compensation Discussion and Analysis, Ms. Pominski retired from the Company and the Bank on March 31, 2024 after reaching early retirement eligibility, and began receiving the corresponding benefits under the Executive Salary Continuation Agreement, as amended, and SERP Agreements to which she is a party.

The following table sets forth certain information with respect to the fees and other compensation paid or earned by the non-employee members of the Boards of Directors of the Company and the Bank for services in 2024:

Name(1)	Fees Earned or Paid in Cash(2) ($) (b)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)(4)		Total ($)

Jack W. Bell(2)	81,282	—	—	—	—		20,557		101,840
James F. Comer(2)	81,282	—	—	—	—		12,937		94,219
William P. Jordan(2)	80,282	—	—	—	—		18,401		98,684
Michael G. Maynard	79,682	—	—	—	—		20,557		100,240
James Anthony Patton	79,682	—	—	—	—		19,961		99,644
H. Elmer Richerson	79,682	—	—	—	—	(5)	143,161	(6)	222,844
Clinton M. Swain	79,682	—	—	—	—		23,171		102,854
Randall Clemons	79,682	—	—	—	—	(7)	187,021	(8)	266,704
Lisa Pominski	59,762	—	—	—	—	(9)	77,640	(10)	137,402
Deborah Varallo	24,480	—	—	—	—		—		24,480

(1)
John McDearman, the Company’s and the Bank’s Chief Executive Officer and John Foster, the current Executive Vice President of the Company and President of the Bank, are not included in this table as they are also Named Executive Officers of the Company that were not separately compensated for their service on the Boards of Directors of the Company (in the case of Mr. McDearman only) and the Bank in 2024. Ms. Pominski was appointed to the Board of Directors of the Company and the Bank effective March 1, 2024, and started receiving compensation for her services as a director in April 2024 following her retirement from the Company and the Bank on March 31, 2024. Deborah Varallo received compensation for her services as director from January to April 25, 2024, at which time her service on the Board of directors ended as a result of her not being re-nominated to the Board of Directors as a result of her reaching the age limit for service on the Board of Directors.
(2)
Includes a monthly cash retainer fee equal to $6,000 plus fees for any planning retreats, and in the case of Mr. Comer, $1,600 for service on the advisory board of the Smith County branches of the Bank and in the case of Mr. Bell, $1,600 for service on the advisory board of the DeKalb County branches of the Bank and in the case of Mr. Jordan, $600 for service on the advisory board of the Rutherford County branches of the Bank.
(3)
As of December 31, 2024, Mr. Bell held 11,059 stock options. As of December 31, 2024, Mr. Maynard held 2,000 stock options. As of December 31, 2024, Mr. Jordan held 4,000 stock options. As of December 31, 2024, Mr. Patton and Mr. Swain held 16,000 and 6,000 stock options, respectively. As of December 31, 2024, Mr. Clemons held 1,900 stock options and 15,000 cash-settled stock appreciation rights. At December 31, 2024, Mr. Comer held 5,000 stock options and 5,000 cash-settled stock appreciation rights. At December 31, 2024, Mr. Richerson held 17,500 cash-settled stock appreciation rights. At December 31, 2024, Ms. Pominski held 600 stock options and 7,750 cash-settled stock appreciation rights. At December 31, 2024, Ms. Varallo held 6,000 stock options.

(4)
Reflects (i) the value of premiums paid in connection with the Director Survivor Income Agreements of $4,760 for Mr. Bell, $5,404 for Mr. Comer, $2,604 for Mr. Jordan, $4,760 for Mr. Maynard, $4,164 for Mr. Patton, $10,028 for Mr. Richerson, $612 for Mr. Swain, $10,028 for Mr. Clemons, and in connection with the Executive Survivor Income Agreement of $2,604 for Ms. Pominski and (ii) health insurance premiums paid of $15,797 for Mr. Bell and certain of his family members, $7,533 for Mr. Comer, $15,797 for Mr. Jordan and his spouse, $15,797 for Mr. Maynard and his spouse, $22,559 for Mr. Swain and certain of his family members, $15,797 for Mr. Clemons and his spouse, $15,797 for Mr. Richerson and his spouse, $15,797 for Mr. Patton and his spouse, and $10,518 for Ms. Pominski and her spouse for the period April 1, 2024 through December 2024.
(5)
Mr. Richerson retired from the Company and the Bank on December 31, 2017 after reaching the normal retirement age of 65. Accordingly, he is entitled to receive his normal retirement benefits under the Executive Salary Continuation Agreement, as amended and SERP Agreements. Pursuant to those agreements, Mr. Richerson began receiving payments of $9,137 per month beginning in January 2018 and will receive those payments until his death. The actuarial present value under Mr. Richerson’s Executive Salary Continuation Agreement, as amended, and SERP Agreements increased by $66,657 in the aggregate in 2024; however, this increase was offset by the monthly distributions made thereunder to Mr. Richerson in 2024, for a net decrease of $50,679 in the aggregate actuarial present value under such agreements.
(6)
Mr. Richerson was paid $117,336 from his Executive Salary Continuation Agreement, as amended, and SERP Agreements in 2024.
(7)
Mr. Clemons retired from the Company and the Bank on December 31, 2019 after reaching the normal retirement age of 65. Accordingly, he is entitled to receive his normal retirement benefits under the Executive Salary Continuation Agreement, as amended, and SERP Agreements. Pursuant to those agreements, Mr. Clemons began receiving payments of $13,433 per month beginning in January 2020 and will receive those payments until his death. The actuarial present value under Mr. Clemons’ Executive Salary Continuation Agreement, as amended, and SERP Agreements increased by $99,811 in the aggregate in 2024; however, this increase was offset by the monthly distributions made thereunder to Mr. Clemons in 2024, for a net decrease of $61,385 in the aggregate actuarial present value under such agreements.
(8)
Mr. Clemons was paid $161,196 from his Executive Salary Continuation Agreement, as amended, and SERP Agreements in 2024.
(9)
Ms. Pominski retired from the Company and the Bank on March 31, 2024 after reaching the early retirement age of 60. Accordingly, she is entitled to receive her early retirement benefits under the Executive Salary Continuation Agreement, as amended, and SERP Agreements. Pursuant to those agreements, Ms. Pominski began receiving payments of $7,847 per month beginning in April 2024 and will receive those payments until her death as long as Ms. Pominski does not violate any of the restrictive covenants therein. The actuarial present value under Ms. Pominski’s Executive Salary Continuation Agreement, as amended, and SERP Agreements increased by $429,995 in the aggregate in 2024; however, this increase was offset in part by the monthly distributions made thereunder to Ms. Pominski in 2024, for a net increase of $365,477 in the aggregate actuarial present value under such agreements.
(10)
Ms. Pominski was paid $64,518 from her Executive Salary Continuation Agreement, as amended, and SERP Agreements in 2024.

Personnel Committee Interlocks and Insider Participation

During fiscal 2024, the Personnel Committee of the Board of Directors of the Bank was composed of Messrs. Maynard, Swain, Clemons and Patton, with Mr. Maynard serving as the committee’s Chairman. None of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. There are no relationships among the Company’s executive officers, members of the Personnel Committee or entities whose executives serve on the Board of Directors or the Personnel Committee that require disclosure under applicable regulations of the SEC.

No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Bank has served as a director of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company or the Bank.

For a discussion of those officers and employees who participated in deliberations of the Board of Directors of either the Company or the Bank concerning executive officer compensation, see “Compensation Discussion & Analysis” above.

Certain Relationships and Related Transactions

Some directors and principal officers of the Company are at present, as in the past, customers of the Bank and have had and expect to have loan or deposit transactions with the Bank in the ordinary course of business. In addition, some of the directors and officers of the Bank are at present, as in the past, affiliated with businesses which are customers of the Bank and which have had and expect to have loan transactions with the Bank in the ordinary course of business. These loans or deposits were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing in the market at the time for comparable transactions with other parties. In the opinion of the Board of Directors, these loans do not involve more than a normal risk of collectability or present other unfavorable features.

During 2024, Jack Bell Builders was paid an aggregate of $1,100,003 by the Bank for remodels of several of the Bank’s branch offices and the buildout of an additional customer service area in one branch location. This company is owned 100% by Jack Bell, a director of the Company and the Bank. The Building Committee makes recommendations to the Boards of Directors of the Company and the Bank on certain building projects for which Jack Bell Builders is given consideration. In such instances, the Board of Directors does not permit Mr. Jack Bell to participate in its discussions or cast a vote with respect to such building projects.

Related party transactions between the Company or the Bank and the directors or executive officers are approved in advance by the Company’s or the Bank’s Board of Directors, as appropriate.

SHAREHOLDERS’ PROPOSALS AND OTHER MATTERS

Shareholders intending to submit proposals for presentation at the next Annual Meeting and inclusion in the Proxy Statement and form of proxy for such meeting should forward such proposals to John C. McDearman III, Wilson Bank Holding Company, and 623 West Main Street, Lebanon, Tennessee 37087. Proposals must be in writing and must be received by the Company prior to November 21, 2025 in order to be included in the Company’s Proxy Statement and form of proxy relating to the 2026 Annual Meeting of Shareholders. Proposals should be sent to the Company by certified mail, return receipt requested, on or before November 21, 2025 and must otherwise comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

For any other shareholder proposals to be timely (but not considered for inclusion in the Company’s Proxy Statement), a shareholder must forward such proposal to Mr. McDearman at the Company’s main office (listed above) prior to February 3, 2026. In addition, the deadline for providing notice to the Company under Rule 14a-19 of Regulation 14A, the SEC’s universal proxy rule, of a shareholder’s intent to solicit proxies on the Company’s proxy card in support of director nominees is February 23, 2026.

GENERAL

In addition to solicitation by mail, certain directors, officers and other employees of the Company and the Bank may solicit proxies by telephone, facsimile, email or other similar means for which they will receive no compensation other than their regular salaries. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Company’s Common Stock held of record by such persons and may reimburse them for their reasonable out-of-pocket expenses in connection therewith.

The Company’s 2024 Annual Report is mailed herewith. A shareholder may obtain a copy of the Company’s Annual Report to the SEC on Form 10-K for the year ended December 31, 2024 without charge by writing to Kayla Hawkins, Wilson Bank Holding Company, 623 West Main Street, Lebanon, Tennessee 37087.

By order of the Board of Directors,

Kayla N. Hawkins
Secretary

Lebanon, Tennessee

March 21, 2025

Appendix A

WILSON BANK HOLDING COMPANY

2025 EQUITY INCENTIVE PLAN

Appendix A

Appendix A

WILSON BANK HOLDING COMPANY

2025 EQUITY INCENTIVE PLAN

Section 1.
Purpose.

This plan shall be known as the “The Wilson Bank Holding Company 2025 Equity Incentive Plan” (the “Plan”). The purpose of the Plan is to promote the interests of Wilson Bank Holding Company (the “Company”) and its shareholders by (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its shareholders.

Section 2.
Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1
“Affiliate” means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act; and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity’s outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.
2.2
“Applicable Law” means each applicable law, rule, regulation and requirement, including, but not limited to, each applicable U.S. federal, state or local law, any rule or regulation of the applicable securities exchange or inter-dealer quotation system on which the securities of the Company may be actively listed or quoted and each applicable law, rule or regulation of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as each such law, rule and regulation shall be in effect from time to time.
2.3
“Award” means any Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, Performance Award, or Other Stock-Based Award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish.
2.4
“Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.
2.5
“Board” means the Board of Directors of the Company or its wholly owned subsidiary, Wilson Bank & Trust.
2.6
“Cause” means, unless otherwise defined in the applicable Award Agreement, (i) a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony or (ii) a Participant’s willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.
2.7
“Change in Control” means, unless otherwise provided herein or in the applicable Award Agreement, the happening of one of the following:
(i)
any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned Subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 50% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or
(ii)
as the result of, or in connection with, consummation of any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

Appendix A

(iii)
during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.
2.8
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
2.9
“Committee” means the Personnel Committee of the Board or such other committee as the Board may so designate. The Committee shall be composed of not less than two Non-Employee Directors, at least two of whom shall be a “non-employee director” for purposes of Exchange Act Section 16 and Rule 16b-3 thereunder.
2.10
“Consultant” means any consultant to the Company or its Subsidiaries or Affiliates.
2.11
“Director” means a member of the Board or a member of the board of directors of any Subsidiary or Affiliate of the Company.
2.12
“Disability” means, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan. With respect to Awards subject to Section 409A of the Code, unless otherwise defined in the applicable Award Agreement, the term “Disability” shall have the meaning set forth in Section 409A of the Code.
2.13
“Early Retirement” means, unless otherwise provided in the applicable Award Agreement, retirement of a Participant with the express consent of the Committee at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect or as may be approved by the Committee.
2.14
“Effective Date” has the meaning provided in Section 15.1 of the Plan.
2.15
“Employee” means a current or prospective officer or employee of the Company or of any Subsidiary or Affiliate.
2.16
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
2.17
“Fair Market Value” means, as of any date, the value of a Share as determined by the Committee, in its discretion, subject to the following: (i) if, on such date, Shares are listed on a national or regional securities exchange or market system, or Share prices are actively quoted on the Over the Counter Bulletin Board (OTCBB), the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Share price is so quoted instead) as quoted on such national or regional securities exchange, market system or OTCBB constituting the primary market of the Shares, as reported in The Wall Street Journal, the OTCBB or such other source as the Company deems reliable; if the relevant date does not fall on a day on which the Shares have traded over the counter or on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Shares were so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion, and (ii) in the event that there is no active public market for the Shares on such date, the fair market value as determined by the Board or Committee pursuant to the reasonable application of such reasonable valuation method as the Board or Committee in its sole discretion shall deem appropriate; provided, however, that, with respect to Incentive Stock Options, “fair market value” shall be determined pursuant to Section 422(c)(7) of the Code, and for purposes of a sale of a Share as of any date, the actual sales price on that date.
2.18
“Good Reason” means, unless otherwise provided in an Award Agreement, (i) the assignment of duties to a Participant following a Change in Control that are materially adversely inconsistent with the Participant’s duties immediately prior to a Change in Control, and failure to rescind such assignment within thirty (30) days of receipt of notice from the Participant; (ii) a material reduction in a Participant’s title, authority or reporting status following a Change in Control as compared to such title, authority or reporting status immediately prior to a Change in Control, (iii) a relocation of the office at which the Participant is to perform the majority of his or her duties following a Change in Control to a location more than fifty (50) miles from the location at which the Participant performed such duties prior to the Change in Control; (iv) a reduction in the Participant’s base salary as in effect immediately prior to a Change in Control or the failure of the Company to pay or cause to be paid any compensation or benefits when due, and failure to restore such annual base salary or make such payments within five (5) days of receipt of notice from the Participant; or (v) the failure to include the Participant in any new employee benefit plans proposed by the Company or a material reduction in the Participant’s level of participation in any existing plans of any type;

Appendix A

provided that a Company-wide reduction or elimination of such plans or participation levels shall not constitute “Good Reason” for purposes of this Plan.

2.19
“Grant Price” means the price established at the time of grant of an SAR pursuant to Section 6 or 10 used to determine whether there is any payment due upon exercise of the SAR.
2.20
“Incentive Stock Option” means an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
2.21
“Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate of the Company.
2.22
“Non-Qualified Stock Option” means an option to purchase Shares from the Company that is granted under Sections 6 or 10 of the Plan and is not intended to be an Incentive Stock Option.
2.23
“Normal Retirement” means, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from active employment with the Company or any of its Subsidiaries or Affiliates on or after such Participant’s 65th birthday.
2.24
“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.
2.25
“Option Price” means the purchase price payable to purchase one Share upon the exercise of an Option.
2.26
“Other Stock-Based Award” means any Award granted under Sections 9 or 10 of the Plan.
2.27
“Outside Director” means, with respect to the grant of an Award, a member of the Board then serving on the Committee.
2.28
“Participant” means any Employee, Director, Consultant or other person who receives an Award under the Plan.
2.29
“Performance Award” means any Award granted under Section 8 of the Plan.
2.30
“Person” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.
2.31
“Restricted Share” means any Share granted under Sections 7 or 10 of the Plan.
2.32
“Restricted Share Unit” means any unit granted under Sections 7 or 10 of the Plan.
2.33
“Retirement” means Normal or Early Retirement.
2.34
“SEC” means the Securities and Exchange Commission or any successor thereto.
2.35
“Section 16” means Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.
2.36
“Separation from Service” or “Separates from Service” shall have the meaning ascribed to such term pursuant to Section 409A of the Code and the regulations promulgated thereunder.
2.37
“Service Recipient” shall mean, the Company, any Subsidiary of the Company, or any Affiliate of the Company that satisfies the definition of “service recipient” within the meaning of Treasury Regulation Section 1.409A-1(g) (or any successor regulation), with respect to which the person is a “service provider” (within the meaning of Treasury Regulation Section 1.409A-1(f) (or any successor regulation).
2.38
“Shares” means shares of the common stock, par value $2.00 per share, of the Company, or any security into which such shares may be converted by reason of any event of the type referred to in Sections 4.2, 12.3, and 13.3.
2.39
“Share Reserve” has the meaning set forth in Section 4.1 hereof.

Appendix A

2.40
“Specified Employee” has the meaning ascribed to such term pursuant to Section 409A of the Code and the regulations promulgated thereunder.
2.41
“Stock Appreciation Right” or “SAR” means a stock appreciation right granted under Sections 6, 8 or 10 of the Plan that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount, in cash or Shares (or a combination thereof) determined by the Committee and specified in an Award Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value of such Share on the date of exercise over the Grant Price.
2.42
“Subsidiary” means any Person (other than the Company) of which 50% or more of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.
2.43
“Substitute Awards” means Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.
Section 3.
Administration.
3.1
Authority of Committee. The Plan shall be administered by a Committee, which shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Outside Directors, all references in the Plan to the Committee shall be deemed to be references to the Board. Subject to the terms of the Plan and Applicable Law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full and final power and authority in its discretion (and in accordance with Section 409A of the Code with respect to Awards subject thereto) to: (i) designate Participants; (ii) determine eligibility for participation in the Plan and decide all questions concerning eligibility for and the amount of Awards under the Plan; (iii) determine the type or types of Awards to be granted to a Participant, if any; (iv) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (v) determine the timing, terms, and conditions of any Award; (vi) accelerate the time at which all or any part of an Award may be settled or exercised; (vii) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (viii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (ix) grant Awards as an alternative to, or as the form of payment for, grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or a Subsidiary or Affiliate; (x) grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the Incentive Stock Option rules under Section 422 of the Code and the nonqualified deferred compensation rules under Section 409A of the Code, where applicable; (xi) make all determinations under the Plan concerning any Participant’s Separation from Service with the Company or a Subsidiary or Affiliate, including whether such separation occurs by reason of Cause, Good Reason, Disability, Retirement, or in connection with a Change in Control and whether a leave constitutes a Separation from Service; (xii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (xiii) except to the extent prohibited by Section 6.2, amend or modify the terms of any Award at or after grant with the consent of the holder of the Award; (xiv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xv) adopt special guidelines and provisions for Persons who are residing in, employed in or subject to the taxes of any domestic or foreign jurisdiction to comply with Applicable Law; and (xvi) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement related thereto or make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 13 hereunder to amend or terminate the Plan.
3.2
Committee Discretion Binding. Unless otherwise expressly provided in the Plan or by Applicable Law, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant and any holder or beneficiary of any Award. The Committee shall have no obligation to treat Participants or eligible Participants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees or Directors who are eligible to receive, Awards (whether or not such Participants or eligible Employees or Directors are similarly situated). A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.
3.3
Delegation. Subject to the terms of the Plan and Applicable Law, the Committee may delegate to one or more officers or managers of the Company or of any Subsidiary or Affiliate, or to a Committee of such officers or managers, the

Appendix A

authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to such Section 16.

3.4
No Liability. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.
Section 4.
Shares Available for Awards.
4.1
Shares Available.
(a)
Subject to the remaining provisions of this Section 4.1 and the provisions of Section 4.2 below, the maximum aggregate number of Shares reserved and available for distribution under the Plan shall be 675,000 Shares, (the “Share Reserve”), which includes 508,388 newly authorized shares and 166,612 shares which were authorized to be issued under the Company’s Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”) but which were not issued as of February 28, 2025. After the Effective Date set forth in Section 15.1, no new awards will be made under the 2016 Plan. The number of Shares with respect to which Incentive Stock Options may be granted under this Plan shall be no more than 300,000. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under the Plan.
(b)
Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2, the Share Reserve shall be (i) decreased by the number of Shares issued under the 2016 Plan between February 28, 2025 and the Effective Date (as set forth in Section 15.1) and (ii) increased by the number of Shares with respect to which Options or other Awards were granted under the 2016 Plan but which, after February 28, 2025, terminate, expire unexercised or are settled for cash, forfeited or cancelled without the delivery of Shares under the terms of the 2016 Plan (including in connection with the payout of any withholding taxes associated with the vesting or settlement of Awards granted under the 2016 Plan).
(c)
If, after the Effective Date, any Award granted under this Plan shall expire, terminate, be settled for cash or a net number of Shares or otherwise be forfeited or canceled for any reason before it has vested or been exercised in full, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the Share Reserve, to the extent of any such forfeiture, termination, settlement, expiration or cancellation, shall be added back to the Share Reserve. Additionally, if an Option or SAR is exercised, in whole or in part, by tender of Shares, or if the tax withholding obligations for any Award is satisfied by withholding Shares, such number of shares so surrendered or withheld shall be added back to the Share Reserve. The Committee may make such other determinations regarding the counting of Shares issued pursuant to this Plan as it deems necessary or advisable, provided that such determinations shall be permitted by Applicable Law.
(d)
Substitute Awards shall not reduce the Shares authorized for grant under the Plan, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in paragraph (c) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors of the Company or any Subsidiary or Affiliate thereof prior to such acquisition or combination.
4.2
Adjustments. Without limiting the Committee’s discretion as provided in Section 12 hereof, if there shall occur any change in the capital structure of the Company by reason of any extraordinary dividend or other distribution (whether in the form of cash, Shares, other securities or other property, and other than a normal cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event having an effect similar to the foregoing, affects the Shares, then the Committee shall, in an equitable and proportionate manner as determined by the Committee (and, as applicable, in such manner as is consistent with Sections 422 and 409A of the Code and the regulations thereunder) either: (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may

Appendix A

be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan, provided that the number of Shares subject to any Award shall always be a whole number; (3) the grant or exercise price with respect to any Award under the Plan, and (4) the limits on the number of Shares or Awards that may be granted to Participants under the Plan in any calendar year; (ii) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) make provision for a cash payment to the holder of an outstanding Award. Any such adjustments to outstanding Awards shall be effected in a manner that precludes the material enlargement or dilution of rights and benefits under such Awards.

4.3
Substitute Awards. Any Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan to the extent that the rules and regulations of any stock exchange or other trading market on which the Shares are then actively listed or traded provide an exemption from shareholder approval for assumption, substitution, conversion, adjustment, or replacement of outstanding awards in connection with mergers, acquisitions, or other corporate combinations.
4.4
Sources of Shares Deliverable under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company.
Section 5.
Eligibility.

Any current or prospective Employee, Director or Consultant shall be eligible to be designated a Participant; provided, however, that Outside Directors shall only be eligible to receive Awards granted consistent with Section 10, provided further that the vesting and exercise of an Award to a prospective Employee, Director or Consultant are conditioned upon such individual attaining such status.

Section 6.
Stock Options and Stock Appreciation Rights.
6.1
Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options and SARs shall be granted, the number of Shares subject to each Award, the Option Price or Grant Price and the conditions and limitations applicable to the exercise of each Option and SAR. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. The grant of an Option or SAR shall occur when the Committee by resolution, written consent or other appropriate action determines to grant such Option or SAR for a particular number of Shares to a particular Participant at a particular Option Price or Grant Price, as the case may be, or such later date as the Committee shall specify in such resolution, written consent or other appropriate action. The Committee shall have the authority to grant Incentive Stock Options and to grant Non-Qualified Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. An Employee who has been granted an Option under the Plan may be granted additional Options under the Plan if the Committee shall so determine. Any Award intended to qualify as an Incentive Stock Option which does not qualify (in whole or in part) as an Incentive Stock Option for any reason, shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan to the extent of such non-qualification.
6.2
Price. The Committee in its sole discretion shall establish the Option Price at the time each Option is granted and the Grant Price at the time each SAR is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than the Fair Market Value of a Share on the date such Option is deemed to have been granted pursuant to Section 6.1, and the Grant Price of an SAR may not be less than the Fair Market Value of a Share on the date such SAR is deemed to have been granted pursuant to Section 6.1. In the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.2 hereof in the form of Options or SARs, such Awards shall have an Option Price (or Grant Price) per Share that is intended to maintain the economic value of the Award that was replaced or adjusted as determined by the Committee. Notwithstanding the foregoing and except as permitted by the provisions of Section 4.2 hereof, the Committee shall not have the power to (i) lower the Option Price of an Option after it is granted, (ii) lower the Grant Price of an SAR after it is granted, (iii) cancel an Option when the Option Price exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute Award) and grant substitute Options with a lower Option Price than the cancelled Options, (iv) cancel an SAR when the Grant Price exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute Award) and grant substitute SARs with a lower Grant Price than the cancelled SAR, or (v) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are actively traded, if so traded, in each case without the approval of the Company’s shareholders.
6.3
Term. Subject to the Committee’s authority under Section 3.1 and the provisions of Section 6.6, each Option and SAR and all rights and obligations thereunder shall expire on the date determined by the Committee whether in an Award Agreement or otherwise; provided, that any extension of the term of an Option or SAR shall be consistent with Section 409A of

Appendix A

the Code to the extent necessary to avoid taxation thereunder. The Committee shall be under no duty to provide terms of like duration for Options or SARs granted under the Plan. Notwithstanding the foregoing, but subject to Section 6.4(a) hereof, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date such Option or SAR was granted.

6.4
Exercise.
(a)
Each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee shall have full and complete authority to determine whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine. The Committee may provide, at or after the grant, that the period of time over which an Option, other than an Incentive Stock Option, or SAR may be exercised shall be automatically extended if on the scheduled expiration of such Award, the Participant’s exercise of such Award would violate Applicable Law; provided, however, that during the extended exercise period the Option or SAR may only be exercised to the extent such Award was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option or SAR first would no longer violate such Applicable Law.
(b)
The Committee may impose such conditions with respect to the exercise of Options or SARs, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable.
(c)
An Option or SAR may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option or SAR, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Committee of the amount of the aggregate Option Price, in the case of an Option, for the number of Shares with respect to which the Option is then being exercised. Notwithstanding the foregoing, an Award Agreement may provide, or be amended to provide, that if on the last day of the term of an Option or SAR the Fair Market Value of one Share exceeds the Option Price or Grant Price, as applicable, of such Award by an amount as may be determined by the Committee, the Participant has not exercised the Option or SAR and the Option or SAR has not otherwise expired, the Option or SAR shall be deemed to have been exercised by the Participant on such day with payment of the Option Price made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes, and any fractional Share shall be settled in cash; and in the case of an SAR, the net number of Shares that the Participant would have received had the Participant actually exercised such SAR on such date (or, in the case of a cash-settled SAR, cash in an amount equal to the Fair Market Value of the net number of Shares a Participant would have received if such SAR had been a stock-settled SAR).
(d)
Payment of the Option Price shall be made in (i) cash or cash equivalents, (ii) at the discretion of the Committee, by transfer, either actually or by attestation, to the Company of unencumbered Shares previously acquired by the Participant, valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes (which taxes may be satisfied in accordance with Section 14.6 of the Plan), such transfer to be upon such terms and conditions as determined by the Committee, (iii) by a combination of (i) or (ii), or (iv) by any other method approved or accepted by the Committee in its sole discretion, including, if the Committee so determines, (x) a cashless (broker-assisted) exercise that complies with Applicable Law or (y) withholding Shares (net-exercise) otherwise deliverable to the Participant pursuant to the Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Price together with any applicable withholding taxes (which taxes may be satisfied in accordance with Section 14.6). Until the Participant has been issued the Shares subject to such exercise, the Participant shall possess no rights or privileges as a shareholder with respect to such Shares. The Company reserves, at any and all times in the Company’s sole discretion, the right to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a method set forth in subsection (iv) above, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
(e)
At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Shares or a combination of cash and Shares. A fractional Share shall not be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof. Unless otherwise determined by the Committee at or after grant, the exercise of a SAR exercisable for cash shall entitle a Participant to a cash payment, for each such SAR exercised,

Appendix A

equal to an amount equal to the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the Grant Price of the SAR as reflected in the applicable Award Agreement. All payments under this Section 6.4(e) shall be made as soon as practicable, but in no event later than ten (10) business days, after the effective date of the exercise of the SAR.

6.5
Separation from Service. Except as otherwise provided in the applicable Award Agreement, an Option or SAR (a) may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting such Award (or if later, the date on which the Participant first became an Employee, Director or Consultant) and ending on the date of exercise of such Award the Participant is an Employee, Non-Employee Director or Consultant, and (b) shall terminate immediately upon a Separation from Service by the Participant; provided, that subject to Section 6.3, the Committee may determine in its discretion that an Option or SAR may be exercised following any such Separation from Service, whether or not exercisable at the time of such separation; provided, however, that in no event may an Option or SAR be exercised after the expiration date of such Award specified in the applicable Award Agreement, except as provided in Section 6.4(a).
6.6
Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company on the date the Option is granted, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.
Section 7.
Restricted Shares and Restricted Share Units.
7.1
Grant.
(a)
Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Shares and Restricted Share Units shall be granted, the number of Restricted Shares and/or the number of Restricted Share Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Shares and Restricted Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Share and Restricted Share Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions of the Plan and any additional terms and conditions established by the Committee not inconsistent with the terms of the Plan.
(b)
Each Restricted Share and Restricted Share Unit Award made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Restricted Share or Restricted Share Unit Award. Such agreement shall set forth a period of time during which the Participant receiving such Award must remain in the continuous employment (or other service-providing capacity) of the Company or a Subsidiary or Affiliate thereof in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Share or Restricted Share Unit Award. The Award Agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Committee may, in its sole discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Shares or Restricted Share Units.
7.2
Delivery of Shares and Transfer Restrictions.
(a)
At the time a Restricted Share Award is granted, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the Participant receiving such Award. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the Participant receiving such Award subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Restricted Shares prior to the lapse of any transfer restrictions or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award, and confirmation and account statements sent to the Participant with respect to such book-entry Shares may bear the restrictive legend referenced in the preceding sentence. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Share Awards evidenced

Appendix A

in such manner. The holding of Restricted Shares by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Restricted Shares, shall not affect the rights of Participants as owners of the Restricted Shares awarded to them, nor affect the restrictions applicable to such Shares under the Award Agreement or the Plan, including the transfer restrictions.

(b)
Unless otherwise provided in the applicable Award Agreement, the Participant receiving an Award of Restricted Shares shall have all rights and privileges of a shareholder with respect to the Restricted Shares, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions: (i) the Participant shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; (iii) the Committee shall determine whether and under what conditions during the restricted period the Participant shall have the right to vote such shares or to receive dividends, or whether such dividends on Restricted Shares shall be held in escrow; and (iv) except as otherwise determined by the Committee at or after grant, all of the Shares (and any escrowed dividends) shall be forfeited and all rights of the Participant to such Shares shall terminate, without further obligation on the part of the Company, unless the Participant remains in the continuous employment (or other service-providing capacity) of the Company or any Subsidiary or Affiliate thereof for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Share Award are met. Restricted Share Units shall be subject to similar transfer restrictions as Restricted Share Awards, except that no Shares are actually awarded to a Participant who is granted Restricted Share Units on the date of grant, and such Participant shall have no rights or privileges of a shareholder with respect to such Restricted Share Units until the restrictions set forth in the applicable Award Agreement have lapsed and the Shares to be issued in settlement of such Restricted Share Units have been issued. Any share, any other securities of the Company and any other property (except for cash dividends, which shall be subject to such restrictions as the Committee may determine in its discretion) distributed with respect to the Shares subject to Restricted Share Awards shall be subject to the same restrictions, terms and conditions as such Restricted Shares. Notwithstanding the foregoing, upon a Participant’s Separation from Service the Company will recoup, recapture, recover or set off (out of amounts otherwise payable or paid to such Participant) or otherwise require the repayment of the amount of all dividends previously paid to such Participant on any Restricted Shares forfeited upon such Separation from Service.
7.3
Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement or in the Plan relating to the Restricted Share Award shall lapse as to the Restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be (or, in the case of book-entry Shares, such restrictions and restricted stock legend shall be removed from the confirmation and account statements delivered to the Participant or the Participant’s beneficiary or estate, as the case may be, in book-entry form). The Company shall have the right to repurchase Restricted Shares at their original issuance price or other stated or formula price (or to require forfeiture of such Shares if issued at no cost) in the event that conditions specified in the Award Agreement with respect to such Restricted Shares are not satisfied prior to the end of the applicable restricted period.
7.4
Payment of Restricted Share Units. Each Restricted Share Unit shall have a value equal to the Fair Market Value of a Share. Restricted Share Units may be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. The applicable Award Agreement shall specify whether a Participant will be entitled to receive dividend equivalent rights in respect of Restricted Share Units at the time of any payment of dividends to shareholders on Shares. If the applicable Award Agreement specifies that a Participant will be entitled to dividend equivalent rights, (i) the amount of any such dividend equivalent right shall equal the amount that would have been payable to the Participant as a shareholder in respect of a number of Shares equal to the number of Restricted Share Units then issued to the Participant for which the Committee has determined the Participant should receive such dividend equivalents and (ii) any such dividend equivalent right shall be paid in accordance with the Company’s payment practices as may be established from time to time and as of the date on which such dividend would have been payable in respect of outstanding Shares (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided, that no dividend equivalents shall be currently paid on Restricted Share Units that are not yet vested. Accordingly, prior to the distribution thereof, any dividend equivalents not yet paid to a Participant shall be subject to the same conditions and restrictions as the Restricted Share Units on which the dividend equivalents have been credited and in the event that dividend equivalents are credited on Restricted Share Units that a Participant subsequently forfeits, the dividend equivalents on such Restricted Share Units shall also be forfeited. Except as otherwise determined by the Committee at or after grant, Restricted Share Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, and all Restricted Share Units and all rights of the grantee to such Restricted Share Units shall terminate, without further obligation on the part of the Company, unless the Participant remains in continuous employment (or service-providing capacity)

Appendix A

of the Company or a Subsidiary or Affiliate thereof for the entire restricted period in relation to which such Restricted Share Units were granted and unless any other restrictive conditions relating to the Restricted Share Unit Award are met.

Section 8.
Performance Awards.
8.1
Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares (including but not limited to Restricted Shares and Restricted Share Units), (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.
8.2
Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.
8.3
Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. Except as otherwise determined by the Committee at or after grant, Separation from Service prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award, and no payments will be made. Notwithstanding the foregoing, the Committee may in its discretion, waive any performance goals and/or other terms and conditions relating to a Performance Award. A Participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.
8.4
Performance Shares.
(a)
Employees and Directors shall be eligible to receive Performance Share Awards. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Performance Share Awards shall be granted, the number of Performance Shares to be granted to each Participant, the performance targets and goals to be satisfied, the duration of the period during which, and the conditions under which, the Performance Shares may be forfeited to the Company, and the other terms and conditions of such Awards. The Performance Share Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.
(b)
Each Performance Share Award made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Performance Share Award.
8.5
Performance Units. Employees and Directors shall be eligible to receive Performance Unit Awards. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Performance Units shall be granted. Performance Units shall consist of a right that is (i) denominated in cash or shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Unit Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Unit Award. The Performance Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan. The applicable Award Agreement shall set forth (i) the dollar value or number of Performance Units granted to the Participant; (ii) the performance period and performance goals with respect to each such Award; and (iii) any other terms and conditions as the Committee determines in its sole and absolute discretion.
Section 9.
Other Stock-Based Awards.

The Committee shall have the authority to determine the Participants who shall receive Other Stock-Based Awards, which shall consist of any right that is (i) not an Award described in Sections 6, 7 or 8 above and (ii) an Award of Shares or an

Appendix A

Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

Section 10.
Non-Employee Director and Outside Director Awards.
10.1
Non-Employee Director Awards. The Board may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Non-Qualified Stock Options, SARs, Restricted Shares, Restricted Share Units and/or Other Stock-Based Awards, including unrestricted Shares. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.
10.2
Outside Director Awards. The Board may also grant Awards to Outside Directors pursuant to the terms of the Plan, including any Award described in Sections 6, 7 and 9 above. With respect to such Awards, all references in the Plan to the Committee shall be deemed to be references to the Board.
Section 11.
Separation from Service. The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a Separation from Service with the Company, its Subsidiaries and Affiliates, including a separation from the Company with or without Cause, by a Participant voluntarily, including for Good Reason, or by reason of death, Disability, Early Retirement or Normal Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe.
Section 12.
Change in Control.
12.1
Accelerated Vesting. The Committee or, with respect to Awards granted pursuant to Section 10, the Board, may (in accordance with Section 409A, to the extent applicable), in its discretion, provide in any Award Agreement, or, in the event of a Change in Control, may take such actions as it deems appropriate to provide, for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such conditions (if any), including termination of the Participant’s service prior to, upon, or following such Change in Control, to such extent as the Committee or, with respect to Awards granted pursuant to Section 10, the Board, shall determine. In the event of a Change of Control, and without the consent of any Participant, the Committee or, with respect to Awards granted pursuant to Section 10, the Board, may, in its discretion, provide that for a period of at least fifteen (15) days prior to the Change in Control, any Options or Stock Appreciation Rights shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Stock Options or Stock Appreciation Rights shall terminate and be of no further force and effect.
12.2
Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may (in accordance with Section 409A, to the extent applicable), without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable; provided, that in the event of such an assumption, the Acquiror must modify the terms of any such assumed Award to provide that if the Participant’s employment (or, in the case of a Director, service on the Board) with the Company, the Acquiror or any Subsidiary or Affiliate of the Company or the Acquiror is terminated for any reason within twelve months following the Change in Control, such assumed Award shall vest, become immediately exercisable and payable and all restrictions with respect thereto shall be lifted in each case upon the such termination. For purposes of this Section, if so determined by the Committee or, with respect to Awards granted pursuant to Section 10, the Board, in its discretion, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award (as adjusted, if applicable, pursuant to Section 4.2 hereof) confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee or, with respect to Awards granted pursuant to Section 10, the Board, may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Shares pursuant to the Change in Control.

Appendix A

12.3
Cash-Out of Awards. The Committee or, with respect to Awards granted pursuant to Section 10, the Board, may (in accordance with Section 409A, to the extent applicable), in its discretion at or after grant and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share including pursuant to Section 12.1 subject to such Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award (which payment may, for the avoidance of doubt, be $0, in the event the per share exercise or purchase price of an Award is greater than the per share consideration in connection with the Change in Control). In the event such determination is made by the Committee or, with respect to Awards granted pursuant to Section 10, the Board, the amount of such payment (reduced by applicable withholding taxes, if any), if any, shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and may be paid in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.
12.4
Performance Awards. The Committee may (in accordance with Section 409A, to the extent applicable), in its discretion at or after grant, provide that in the event of a Change in Control, (i) any outstanding Performance Awards relating to performance periods ending prior to the Change in Control which have been earned but not paid shall become immediately payable, (ii) all then-in-progress performance periods for Performance Awards that are outstanding shall end, and either (A) any or all Participants shall be deemed to have earned an award equal to the relevant target award opportunity for the performance period in question, or (B) at the Committee’s discretion, the Committee shall determine the extent to which performance criteria have been met with respect to each such Performance Award, if at all, and (iii) the Company shall cause to be paid to each Participant such partial or full Performance Awards, in cash, Shares or other property as determined by the Committee, within thirty (30) days of such Change in Control, based on the Change in Control consideration, which amount may be zero if applicable. In the absence of such a determination, any Performance Awards relating to performance periods that will not have ended as of the date of a Change in Control shall be terminated and canceled for no further consideration.
Section 13.
Amendment and Termination.
13.1
Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with Applicable Law.
13.2
Amendments to Awards. Subject to the restrictions of Section 6.2, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively in time (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
13.3
Adjustments of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make equitable and proportionate adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (and shall make such adjustments for the events described in Section 4.2 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles.
Section 14.
General Provisions.
14.1
Limited Transferability of Awards. Except as otherwise provided in the Plan, an Award Agreement or by the Committee at or after grant, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer. No transfer of an Award for value shall be permitted under the Plan.
14.2
Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis. All dividend or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional Shares, or, in the case of dividends or dividend equivalents credited in connection with

Appendix A

Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The Share Reserve shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Performance Awards. Notwithstanding the foregoing, with respect to an Award subject to Section 409A of the Code, the payment, deferral or crediting of any dividends or dividend equivalents shall conform to the requirements of Section 409A of the Code and such requirements shall be specified in writing.

14.3
Compliance with Section 409A of the Code. This Plan and all Awards granted hereunder are intended to comply with, or satisfy an exemption from, Section 409A of the Code and will be interpreted in a manner intended to comply with, or be exempt from, Section 409A of the Code. In furtherance of the foregoing:
(a)
Notwithstanding anything herein to the contrary, (a) if at the time of the Participant’s Separation from Service with any Service Recipient the Participant is a “specified employee” as defined in Section 409A of the Code, and the deferral of the commencement of any payments or benefits otherwise payable hereunder as a result of such Separation from Service is necessary in order to prevent the imposition of any accelerated or additional tax under Section 409A of the Code, then the Company will defer the commencement of the payment of any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately paid or provided to the Participant) until the date that is six months and one day following the Participant’s Separation from Service with all Service Recipients (or the earliest date as is permitted under Section 409A of the Code).
(b)
Solely with respect to any Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time and form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for any purpose in respect of such Award.
(c)
Notwithstanding anything in this Plan or any Awards to the contrary, the Committee may, without a Participant’s prior consent, amend this Plan and/or any Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to preserve the intended tax treatment of Awards under the Plan, including without limitation, any such actions intended to (a) exempt this Plan and/or any Award from the application of Section 409A of the Code, and/or (b) comply with the requirements of Section 409A of the Code, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of grant of any Award. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall not be liable to any Participant for any tax, interest, or penalties that Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan. The Company shall not be liable to any Participant for any tax, interest, or penalties that Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Grant under the Plan.
14.4
No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.
14.5
Share Certificates. All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
14.6
Tax Withholding. A Participant shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the Participant for income tax purposes, pay to the Service Recipient, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such income. The Company and any Subsidiary or Affiliate thereof shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any Participant is subject to and conditioned on any such tax withholding obligations being satisfied by the Participant. Without limiting the generality of the foregoing, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other

Appendix A

property otherwise deliverable to such Participant pursuant to the Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required federal, state, local and foreign withholding obligations using the maximum statutory rate for federal, state, local and/or foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income or such other rate as would be required to avoid adverse accounting treatment to the Company); (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring adverse accounting charges, based, in each case, on the Fair Market Value of the Shares on the payment date as determined by the Committee; and/or (c) having the Company cause its transfer agent to sell a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due and remitting the proceeds from such sale to the Company.

14.7
Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered (including, but not limited to, through an online equity incentive plan management portal) to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.
14.8
Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Shares, Restricted Share Units, Other Stock-Based Awards or other types of Awards provided for hereunder. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Subsidiary unless provided otherwise in such other plan.
14.9
No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or other service-providing capacity to, the Company or any Subsidiary or Affiliate. Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.
14.10
No Rights as Shareholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Shares.
14.11
Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Tennessee without giving effect to conflicts of laws principles.
14.12
Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
14.13
Other Laws. The Company will not be obligated to issue, deliver or transfer any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered pursuant to the Plan until: (a) all conditions of the applicable Award Agreement have been met or removed to the satisfaction of the Committee; (b) all other legal matters, including receipt of consent or approval of any regulatory body and compliance with any state or federal securities or other law, in connection with the issuance and delivery of such Shares have been satisfied; (c) the Participant or holder or beneficiary of the Shares or Award has executed and delivered to the Company such representations or agreements as the Committee may consider appropriate to satisfy the requirements of any state or federal securities or other law; and (d) such issuance would not entitle the Company to recover

Appendix A

amounts under Section 16(b) of the Exchange Act from such Participant or holder or beneficiary of the Shares or Award. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue the Shares as to which such requisite authority shall not have been obtained.

14.14
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.
14.15
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
14.16
Clawback. Each Award granted to a Participant under the Plan shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy adopted by the Company as in effect from time to time, including any such policy that may be adopted or amended to comply with any such requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the SEC, in each case, applicable to the Company.
14.17
Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 15.
Term of The Plan.
15.1
Effective Date. The Plan shall be effective as of April 24, 2025 (the “Effective Date”), provided that as of such date it has been approved by the Board and the Company’s shareholders.
15.2
Expiration Date. No new Awards shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth (10th) anniversary of the Effective Date.

WILSON BANK HOLDING COMPANY

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting to be held on April 24, 2025.

The undersigned shareholder(s) hereby appoints John C. McDearman III and Kayla Hawkins, and either of them, with full power of substitution, as proxies, and hereby authorizes them to vote, as designated, all shares of common stock of Wilson Bank Holding Company (the “Company), held by the undersigned as of the close of business on March 3, 2025 at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, April 24, 2025, at 5:00 p.m. (CDT) at the Company’s Clemons-Richerson Operations Center, 105 North Castle Heights Avenue, Lebanon, TN 37087, and any adjournment(s) or postponement(s) thereof.

1.	ELECTION OF DIRECTORS

_____	FOR all nominees listed below (except as marked to the contrary below)
Class III directors:
James F. Comer
Michael G. Maynard
Clinton M. Swain

_____	Withhold authority to vote for all nominees;

_____	Withhold authority to vote for the following nominee(s), write that nominee’s name on the line below:

2.	RATIFICATION OF MAGGART & ASSOCIATES, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For [ ] Against [ ] Abstain [ ]

3.	APPROVAL OF WILSON BANK HOLDING COMPANY 2025 EQUITY INCENTIVE PLAN

For [ ] Against [ ] Abstain [ ]

In their discretion, the proxies are authorized to vote upon such business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2 AND 3.

Signature	Date
Signature (if held jointly)	Date

Please sign exactly as your name appears on your share certificates. Each joint owner must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as authorized. If a partnership, please sign in partnership name by an authorized person.

BE SURE TO MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ADDRESSED

POSTAGE PAID ENVELOPE PROVIDED

PLEASE SEE REVERSE SIDE FOR ONLINE VOTING INSTRUCTIONS.

INSTRUCTIONS FOR VOTING YOUR PROXY ONLINE

1.
To vote your proxy online, please visit: https://stocks.wilsonbank.com/pxlogin and enter your Control Number that was located on the proxy voting sheet included in this Annual Report package. It should consist of 12 digits and can be entered as shown on your form.
2.
Once logged in, your status on the right should show as ‘Not Voted’ if you have currently not cast a vote.
3.
Within the Voting Screen, select ‘Continue’ in order to review the proposals and cast your vote.
4.
Within the proposals, the highlighted Vote is the Board’s recommendation for your vote. If you do not select a voting option for any question, the portal will automatically vote in accordance with the Board’s recommendation.
5.
Once you have selected your voting pattern, please click ‘Next Page’ at the bottom.
6.
At this point, the vote has not been cast and you can review the options that are presented. To submit your vote, click the ‘Cast Vote’ button.